                                                                   Exhibit 10.41

"Confidential treatment has been requested with respect to certain information contained in this document. Confidential portions have been omitted from the public filing and have been filed separately with the Securities and Exchange Commission."

        MICROSOFT LICENSE AGREEMENT FOR DESKTOP OPERATING SYSTEM PRODUCTS
                       #O5llO550216 dated October 1, 1998

          with INSIGNIA SOLUTIONS, INC., a corporation of Delaware, USA

This License Agreement ("License Agreement") is made and entered into as of the date first set forth above ("License Effective Date"), by and between MICROSOFT LICENSING, INC., a Nevada, U.S.A. corporation, ("MS"), and the company specified above ("COMPANY").


I. INCORPORATION OF BUSINESS TERMS DOCUMENT.

This License Agreement hereby incorporates by reference all of the terms of the Microsoft General OEM Business Terms Document dated October 1, 1998, Number 5110550206 executed by MS and COMPANY (or by Microsoft Corporation and COMPANY before January 1, 1998), as may be revised from time to time during the term of this License Agreement by agreement of the parties ("Business Terms Document"). In the event the above-referenced Business Terms Document has not been executed by the parties as of the date of MS' execution of this License Agreement, this License Agreement shall be considered void. In the event of any inconsistencies between this License Agreement and the Business Terms Document, the terms of this License Agreement shall control.

II. LICENSE GRANT.

(a) Subject to limitations in, and COMPANY's compliance with, this License Agreement, including the Business Terms Document incorporated herein and the attached Exhibits, MS grants to COMPANY a non-exclusive, limited license to:

     (i) install one (1) copy of Preinstalled Product Software; and

     (ii) distribute inside the Customer System package:

          (A) one (1) copy of Preinstalled Product Software;

          (B) one (1) copy of Product software on external media (i.e., diskette or CD-ROM) as acquired from Authorized Replicator; and

          (C) one (1) copy of Product end user documentation as acquired from Authorized Replicator.

(b) COMPANY's license shall extend to new Supplements, Update Releases, and Version Releases following the release listed in Exhibit C.

(c) Except as otherwise provided in the applicable Exhibit C, COMPANY's license rights shall be worldwide.

(d) COMPANY may grant to COMPANY Subsidiaries the limited rights granted to COMPANY in (a) and (b) of this License Grant Section as well as any rights MS may grant to COMPANY for Products licensed herein under a Supplement Addendum during the term hereof, subject to all the terms and conditions set forth in this License Agreement.

(e) (i) COMPANY's license to distribute the Product(s) is limited to distribution only with those Customer System(s) described on Exhibit(s) C for the particular Product(s) and only inside the Customer System package.

     (ii) COMPANY shall comply with: (A) the additional provisions, if any, provided in Exhibit(s) C with respect to Product(s); and (B) marketing or advertising guidelines provided with the Product Deliverables or otherwise provided in writing by MS.

     (iii) COMPANY shall not modify or delete any part of the Product software in any manner, except as expressly permitted in the applicable Exhibit C.

     (iv) COMPANY may supplement but shall not modify or translate Product end user documentation. COMPANY shall not remove or modify the package contents of Product or APM.

(f) (i) COMPANY shall include APM with Product software distributed by COMPANY.

     (ii) COMPANY must distribute one (1) copy of such Product end user documentation as may be required by MS with and inside the package of each Customer System distributed with Product software and/or hardware.

(g) All distribution and use of the Product is by license only. MS does not authorize all or any portion of the Product to be "issued to the public", "put into circulation", or subject to a "first sale" as the copyright laws may use those (or similar) terms. COMPANY's license to distribute the Product is limited to distribution of the Product by COMPANY to end users for use pursuant to the EULA.

(h) MS reserves all rights not expressly granted in the License Agreement(s) including, without limitation, modification rights, translation rights, rental rights, and rights to source code. MS expressly reserves its exclusive right under applicable copyright, patent, and trademark laws to distribute copies of Product by any means. Without limitation, MS does not authorize COMPANY, and MS reserves its exclusive right, to distribute the Product separately from Customer Systems; any such unauthorized distribution by COMPANY shall constitute a violation of the License Agreement and MS' distribution right under applicable law. COMPANY acknowledges that MS (and/or its suppliers, if applicable) shall retain all copyright, patent, moral, trademark, title and other proprietary and intellectual property in the Product software, Product Deliverables and components thereof, in whole or in part in any form.

III. ADDITIONAL PAYMENT TERMS.

(a) COMPANY agrees to pay MS the royalties in Exhibit(s) C in accordance with
Section 3 of the Business Terms Document. Royalties are based upon COMPANY's estimated shipment volume indicated in Exhibit(s) C.

IV. LICENSE TERM.

The term of this License Agreement shall run from the License Effective Date until one ( 1) year from the end of the calendar month in which the License Effective Date occurs.

V. ENTIRE AGREEMENT.

This License Agreement does not constitute an offer by MS, and it shall not be effective until signed by both parties. Upon execution by both parties. this License Agreement together with the Business Terms Document as incorporated herein shall constitute the entire agreement between the parties with respect to the subject matter hereof and merges all prior and contemporaneous communications.

VI. EXHIBITS.

The following Exhibits are part of this License Agreement:

Exhibit C1 - Windows Desktop Family
Exhibit D - Brand Names and Trademarks
Exhibit N2 - Additional Addresses

The terms of the Exhibit(s) shall supersede any inconsistent terms contained in this License Agreement.

                                  CONFIDENTIAL

VII. PRIOR AGREEMENT.

Provided that, as of the Effective Date of this License Agreement.
COMPANY has complied with all terms and conditions, including payment, under DTOS dated March 1, 1996 between COMPANY and MS (or between COMPANY and MSCORP. as assigned to MS), MS Contract No. 4556-6079 (hereinafter the "PRIOR AGREEMENT"):

(a) the difference of i) the initial payments made by COMPANY pursuant to Exhibit(s) C of the PRIOR AGREEMENT, minus ii) the amount of such initial payments determined to be due to MS under the terms of the PRIOR AGREEMENT shall be carried forward to this Agreement. If amounts due MS equal or exceed initial payments, no amount shall be carried forward. Any initial payments carried forward pursuant to this provision may be applied only against initial payments due in accordance with Exhibit(s) C of this Agreement, and

(b) the PRIOR AGREEMENT shall be deemed to be terminated as of the Effective Date hereof.


NOTICE:

For Product(s) specified in Exhibit C as licensed under the "per system" royalty calculation provisions, please note the following:

This is a Microsoft Per System License. As a Customer, you may create a "New System" at any time that does not require the payment of a royalty to Microsoft unless the Customer and Microsoft agree to add it to the License Agreement.

Any New System created may be identical in every respect to a system as to which the Customer pays a Per System royalty to Microsoft provided that the New System has a unique model number or model name for internal and external identification purposes which distinguishes it from any system the Customer sells that is included in a Per System License. The requirement of external identification may be satisfied by placement of the unique model name or model number on the machine and its container (if any), without more.

If the Customer does not intend to include a Microsoft operating system product with a New System, the Customer does not need to notify Microsoft at any time of the creation, use or sale of any such New System, nor does it need to take any particular steps to market or advertise the New System.

Under Microsoft's License Agreement, there is no charge or penalty if a Customer chooses at any time to create a New System incorporating a non-Microsoft operating system. If the Customer intends to include a Microsoft operating system product with the New System, the Customer must so notify Microsoft, after which the parties may enter into arm's length negotiation with respect to a license to apply to the New System.

IN WITNESS WHEREOF, the parties have executed this License Agreement by their duly authorized representatives as of the date set forth above. All signed copies of this License Agreement shall be deemed originals. Each individual signing on behalf of COMPANY below hereby represents and warrants that he or she has full authority to sign this License Agreement and bind COMPANY to perform all duties and obligations contemplated by this License Agreement. If COMPANY is located in a jurisdiction in which a corporate seal or "chop" is commonly used as an instrument of agreement execution, in addition to the individual signature provided below, COMPANY's seal or "chop" should be entered below COMPANY's signature block.

MICROSOFT LICENSING, INC.                 INSIGNIA SOLUTIONS, INC.


/s/ David Kaye                            /s/ Stephen Ambler
-------------------------------           --------------------------------
By (Signature)                            By (Signature)

David Kaye                                Stephen Ambler
-------------------------------           --------------------------------
Name (Print)                              Name (Print)

OEM Accounting Manager                    Chief Financial Officer, VP, Secretary
-------------------------------           --------------------------------
Title                                     Title

October 29, 1998                          25 September 1998
-------------------------------           --------------------------------
Date                                      Date


                                          COMPANY's seal or "chop"




NOTICE:
This is an OEM distribution license. Product can only be distributed with a Customer System, as specified in the License Grant Section hereof.

                                       2
                                  CONFIDENTIAL

Microsoft License Agreement [or Desktop Operating System Products, #5110550216-5 dated October 1, 1998, between MICROSOFT LICENSING, INC. and INSIGNIA SOLUTIONS, INC.

                                   EXHIBIT C1
                              WINDOWS DESKTOP FAMILY

                                 PRODUCT TABLE(S)


Product Name                     Language          Applicable       Royalty***       Basis (e.g.,    Estimated     Billing Type****
And Version*                     Versions**        Additional                        Per Copy or     Monthly
                                                   Provisions                        Per System)     Volume
------------                     ----------        ----------       ----------       ------------    ---------     ----------------


Microsoft-Register Trademark-
Windows-Registered Trademark-                      (17),(99)             *           Per System-        *
Desktop Family
 Microsoft-Register Trademark-   AR, CA, CS, DA,   (20),(21),(24),   Royalty                                        Type II
 MS-DOS-Register Trademark-      DE, EL, EN, ES,   (25),(26),(30),   Specified
 Version 6.22                    FI, FR, HU, IT,   (31),(52),(99)    for the
 with Enhanced                   IW, JA, KO, NL,                     Family
 Tools Version                   NO, PL, PT, RU,                     Above
 1.02, and                       SL, SV, TH, TR,
 Microsoft                       XT, XZ, YL, ZH
 Windows(&
 for
 Workgroups
 Version 3.11

 Microsoft-Register Trademark-   AR, CS, DA, DE,   (18),(20),(21),       *                                          Type II
 Windows                         EL, EN, ES, FI,   (27),(28),(29),   In Addition
 NT-Register Trademark-          FR, HU, IT, IW,   (30),(31),(99)    to the
 Workstation                     JA, KO, NL, NO,                     Royalty
 Version 4.0                     PL, PT, RU, SL,                     Specified
 (1-2 Processor                  SV, TH, TR, XC,                     for the
 Version)                        XT, XZ, ZH                          Family Above

 Microsoft-Register Trademark-   AR, CS, DA, DE,   (18),(20),(21),       *                                          Type II
 Windows                         EL, EN, ES, FI,   (27),(28),(29),   In Addition
 NT-Register Trademark-          FR, HU, IT, IW,   (30),(31),(99)    to the
 Workstation                     JA, KO, NL, NO,                     Royalty
 Version 4.0                     PL, PT, RU, SL,                     Specified
 (1-4 Processor                  SV, TH, TR, XC,                     for the
 Version)                        XT, XZ, YL, ZH                      Family Above

 Microsoft-Register Trademark-   CS, DA, DE, EL,   (18),(20),(21),       *                                          Type I
 Windows                         EN, ES, FI, FR,   (27),(28),(29),   In Addition
 NT-Register Trademark-          HU, IT, IW, JA,   (30),(31),(32),   to the Royalty
 Workstation                     KO, NL, NO, PL,   (99)              Specified
 Version 5.0                     PT, RU, SV, TR,                     for the
 (1-2 Processor                  XT, ZH                              Family Above
 Version)

 Microsoft-Register Trademark-   AR, CS, DA, DE,   (18),(20).(21),       *                                          Type I
 Windows                         EL, EN, ES, FI,   (27),(28),(29),   In Addition
 NT-Register Trademark-          FR, HU, IT, IW,   (30),(31),(32),   to the Royalty
 Workstation                     JA, KO, NL, NO,   (99)              Specified
 Version 5.0                     PL, PT, RU, SV,                     for the
 (1-4 Processor                  TR, XC, XT, ZH                      Family Above
 Version)

 Microsoft-Register Trademark-   AR, CA, CS, DA,   (18),(19),(20),   Royalty                                        Type II
 Windows-Register Trademark-95   DE, EL, EN, ES,   (21),(26),(30),   Specified
                                 EU, FA, FI, FR,   (31),(99)         for the
                                 HU, IT, IW, JA,                     Family Above
                                 KO, NL, NO, PL,
                                 PT, RU, SK, SL,
                                 SV, TH, TR, VI,
                                 XC, XT, ZH, ZY


                                       3
                                  CONFIDENTIAL

Microsoft License Agreement for Desktop Operating System Products, #5110550216-5 dated October 1, 1998, between MICROSOFT LICENSING, INC. and INSIGNIA SOLUTIONS, INC.



 Microsoft-Register Trademark-   AR, CS, DA, DE,   (18),(19),(20),   Royalty                                        Type II
 Windows 95                      EL, EN, ES, FI,   (21),(26),(30),   Specified
                                 FR, HU, IT, IW,   (31),(99)         for the
                                 JA, KO, NL, NO,                     Family Above
                                 PL, PT, RU, SK,
                                 SL, SV, TR, XC,
                                 XT, ZH.




* Other Available Versions: If the release listed in the Product Table above is not available in a particular licensed language, COMPANY may receive Product Deliverables for the latest available preceding release of such Product in such language by sending written notice to MS as specified below. If COMPANY is licensed for the EN version of a Product in the Product table and at least one
(1) other language version of the same Product, then in addition to the language versions specified in the Product table above for such Product, COMPANY may receive Product Deliverables for the licensed Product in other available language versions by sending a written request to MS as specified below. All such COMPANY requests for additional Product Deliverables shall be sent to the attention of OEM Accounting Services at the address for royalty reports listed in Exhibit NI of the Business Terms Document. Any such additional language version(s) or preceding version(s) added by notice shall be deemed licensed hereunder on the same basis (i.e., "per system" or "per copy") as the versions listed in the table above. For language version(s) added by notice, COMPANY shall pay MS the highest royalty rate specified in the Product table above for licensed language versions of such Product.

**   Language Version Key: Please refer to the Language Version Key in Exhibit L of the Business Terms Document for explanation of Language Version codes. Localized versions are licensed on an if and as available basis.

*** A Product is not licensed hereunder unless royalty rate(s) are indicated in the Product table of this Exhibit C.

**** Billing Type: Type I - based on third party reports, Type II - based on COMPANY royalty reports, as specifically set forth in Section 3(e) of the Business Terms Document.

                             INITIAL PAYMENT AMOUNT

The Initial Payment Amount for Products licensed under this Exhibit C shall be *, and shall be paid in accordance with Section 3(b) of the Business Terms Document, as incorporated by reference into the License Agreement.

                            ADDITIONAL PROVISIONS KEY

(Note: Only those Additional Provisions applicable to licensed Product(s) may appear. Section numbering may not be consecutive.)


(17) If COMPANY is licensed for the Windows Desktop Family, COMPANY may distribute not more than one (1) of the listed Product combinations or Products [e.g.: Microsoft MS-DOS with Enhanced Tools and Windows for Workgroups, or Windows 95, or Windows NT Workstation Version 4 (1-2 Processor Version), or Windows NT Workstation Version 5 (1-4 Processor Version), etc.] with each licensed Customer System. COMPANY's report shall separately indicate the quantity of each such Product or combination that COMPANY distributes.

(18) (a) COMPANY is not licensed to, and agrees that it will not, modify, in any way, or delete any aspect of the Product software (including, without limitation, any features, shortcuts, icons, Active Desktop components (as described in the OPK), "wizards", folders (including subfolders) or programs of Product software) as delivered in the Product Deliverables, except if and as specifically permitted below or in the OPK User's Guide ("OPK") provided in the Product Deliverables. In particular, and without limitation, this means that COMPANY is not licensed to and agrees that it will not:

     (i) Modify or obscure, in any way, the sequence or appearance of any screens displayed by the Product software as delivered in the Product Deliverables from the time the Customer System completes BIOS processing after being switched on by the end user and transfers control to the Product software loaded from the hard disk ("End User Boot") until the time that the "welcome screen" program has been run and closed by the end user and the Customer System displays the Product software "desktop" screen defined in the OPK ("Desktop Screen").

     (ii) Except as provided in (iii), display any content (including visual displays or sound) from End User Boot through and including the time that the Customer System has displayed the Desktop Screen.

     (iii) Modify or obscure, in any way, the appearance of the Desktop Screen (including without limitation, the addition or modification of background wallpaper bitmaps displayed upon End User Boot); provided, however, that (A) COMPANY may add icons or folders to the Desktop Screen provided that any such icons are the same size and substantially similar shape as icons included on the Desktop Screen as delivered in the Product Deliverables and that any such folders are the same size, shape and appearance as folders included on the Desktop Screen as delivered in the Product Deliverables and (B) COMPANY may further modify the Desktop Screen when running in "Active Desktop" mode as provided below in (b).

     (iv) Use any portion of Product software to enable any programs or other content to run or appear prior to End User Boot.

                                       4
                                  CONFIDENTIAL

Microsoft License Agreement for Desktop Operating System Products, #5110550216-5 dated October 1, 1998, between MICROSOFT LICENSING, INC. and INSIGNIA SOLUTIONS, INC.

     (v) Configure any programs (including without limitation any "shells", "screen savers" or "welcome" scripts), "wizards" or other content to be enabled, run or initialized automatically (i.e. without requiring a deliberate act of the end user) from an icon or folder on the Desktop Screen or from the "Start" Menu of the Desktop Screen or otherwise. By way of example only, and without limiting the generality of the foregoing, COMPANY agrees that it shall not (1) populate with any programs or other content the Product software "Start-up" directory (e.g., "Windows\Start Menu\Programs\StartUp" folder for Windows 95, or 0%windir%\profiles\-LESS THAN-user(s)-GREATER THAN-\Start Menu\Programs\Startup" folder for Windows NT Workstation 4.0) or (2) populate the boot.ini, config_sys, autoexec.bat, win.ini, system.ini, system.dat or user.dat files in any manner which will cause any program or content to run or load automatically upon End User Boot, except for device drivers necessary to support preinstalled or preconfigured hardware devices (e.g., network cards, printers, etc.).

     (vi) Modify or add content to any directories installed by the Product software, except as permitted in the OPK for Active Desktop customization and for preinstallation of applications by COMPANY.

(b)(i) if the Product software includes the ability to run in "Active Desktop" mode, COMPANY may customize the Active Desktop in the Preinstalled Product Software in accordance with the instructions for customization provided in the OPK, provided COMPANY otherwise complies fully with Additional Provision (18)(a) above. Upon request, MS shall provide COMPANY with a copy of any such instructions.

     (ii) In order to perform the customizations provided in the OPK, MS shall provide COMPANY with an Internet Explorer Administration Kit ("IEAK") or other kit. MS grants to COMPANY a nonexclusive, limited worldwide, royalty-free license during the term of the License Agreement to use the IEAK to customize the Preinstalled Product Software provided that COMPANY shall use the IEAK specific to such release of Product and solely in accordance with the instructions in the OPK. In the event that the capabilities and/or instructions of the IEAK are in conflict the customizations authorized in the OPK (e.g. the IEAK provides different customization capabilities than those authorized in the
OPK), the instructions in the OPK shall take precedence.

(19) COMPANY shall include a full copy of the back-up disk images ("CAB" files) contained in the OPK and such other directories or files as specified in the OPK on the hard disk drive of each Customer System distributed with the Product. If, and only if, COMPANY distributes the Product software solely as Preinstalled Product Software (i.e., without a back-up copy of the Product on CD, diskette, magnetic tape, or other external media) with any Customer System that is designed to include or be used with a 3.5" disk drive, then COMPANY shall also preinstall the Microsoft Create System Disk Tool contained in the OPK on the hard disk drive of such Customer System to enable the end user to make a back-up copy of the Product software according to the terms of the EULA. Diskette images may only be used with the Microsoft Create System Disk Tool. COMPANY may not distribute, use, or authorize the use of the Microsoft Create System Disk Tool or diskette images except as provided in this Additional Provision or as specified in the OPK.

(20) Notwithstanding anything to the contrary contained in the License Agreement (including Exhibits and the Business Terms Document as incorporated therein), COMPANY may distribute Product(s) only with Customer Systems which are marketed and distributed exclusively under COMPANY's or COMPANY Subsidiaries' brand names, trade names and trademarks. The Product(s) may not be distributed with Customer Systems which are marketed or distributed under any name which includes any third party brand names, trade names or trademarks.

(21) The royalty rate(s) specified above require pre-installation of the Product as the "default" operating system on each Customer System distributed with the Product (i.e., the Product will set up and execute unless the user configures the Customer System otherwise). COMPANY shall preinstall the Product software solely in accordance with the installation instructions set forth in the "OPK User's Guide" included in the preinstallation kit portion of the Product Deliverables ("OPK"). COMPANY may use the information, tools and materials contained in the OPK solely to preinstall the Product software in accordance with the OPK User's Guide and for no other purpose. Other than as specified in the OPK User's Guide, COMPANY shall not modify the Product software, nor delete or remove any features or functionality without the written approval of MS in each instance.

(24) Windows for Workgroups version 3.11 includes Microsoft At Work fax transmission software, which provides methods for stand-alone and networked computers to send and receive fax messages with certain security levels. French law (Decree 92-1358 of December 1992) generally prohibits the use in France of such technology, unless special approvals are granted. Accordingly, OEMs should provide only the version of Windows for Workgroups version 3.11 designed for France to avoid violating the Decree.

(25) The Japanese language version of the MS-DOS operating system is version 6.2/V. The Japanese language version of Enhanced Tools for MS-DOS 6 is 1.0/V.

(26) (a) Notwithstanding anything to the contrary in Section 11 of the License Agreement and in Sections 2 and 6 of the Business Terms Document, COMPANY may install one or more language versions (listed in the Language Version box above) of Product software with each applicable Customer System provided that COMPANY complies with the following restrictions:

     (i) COMPANY may distribute such multiple language versions of Product software only in the form of Preinstalled Product Software. COMPANY may distribute only one backup copy of Product software in one language version for use on each such Customer System;

     (ii) COMPANY shall use the set-up utility included in the Product Deliverables which allows the end-user to choose one, and only one, language version of Product for the Customer System.

     (iii) COMPANY shall follow all guidelines and procedures set forth in the Product Deliverables regarding the installation, set-up, and initialization of multiple language versions of Product software, and

                                       5
                                  CONFIDENTIAL

Microsoft License Agreement for Desktop Operating System Products, #5110550216-5 dated October 1, 1998, between MICROSOFT LICENSING, INC. and INSIGNIA SOLUTIONS, INC.

     (iv) COMPANY shall clearly indicate to end-users, including without limitation, in advertising and on Customer System packaging, that end-users shall have access to one language version only.

(b) COMPANY hereby indemnifies MS and its suppliers from and against all damages, costs and attorneys' fees arising from claims or demands resulting from COMPANY's distribution of multiple language versions including, without limitation, claims that the end-user is entitled to use more than one language version of the Product or that advertisements, Customer System packaging, or other representations made by or for COMPANY are false and/or misleading.

(c) COMPANY's report shall separately indicate the number of Customer Systems distributed with each combination of language versions of Product.

(d) Provided COMPANY complies with all terms and conditions of the License Agreement, including the Business Terms Document as incorporated therein and this Additional Provision (26), for purposes or the royalty calculation provisions of Section 3 of the Business Terms Document, preinstallation of multiple language versions of Product performed in accordance with the instructions for multiple language installation provided in the OPK shall constitute "one language" version. In such event, COMPANY shall pay the highest royalty applicable to the language versions distributed.

(e) If COMPANY does not comply with all of the requirements stated above, in addition to any other remedies MS may have, COMPANY shall pay MS the applicable royalty for each language version of Product software included with the Customer System.

(27) In order to support end-users of this Product, COMPANY agrees to employ at all times at least one (1) support technician who has successfully completed, at COMPANY's expense, the Microsoft Certified Professional program for this Product.

(28) (a) Though the Product Deliverables for this Product may include versions of the Product designed for other types of microprocessors, COMPANY is licensed to distribute the Product only with and for use on Customer Systems based on the Intel x86, Pentium or compatible architecture.

(b) COMPANY shall include a full copy of the \i386 directory, \support directory (except\support\opk\support\hqtool and \support\scsitool subdirectories), and \drvlib directory contained in the OPK on the hard disk drive of each Customer System distributed with the Product.

(29) COMPANY is not licensed to distribute this Product on Customer Systems which are capable of utilizing more microprocessors than the number specified in the Product table above.

(30) The Default Charge for this Product as described in Section 3(c)(vi) of the Business Terms Document shall be thirty percent (30%) of the highest royalty rate for the Product stated in the Product table above.

(31) COMPANY may not distribute more than one Windows operating system (e.g., Windows for Workgroups, Windows 95, Windows 98, or Windows NT Workstation) with the same Customer System.

(32) COMPANY agrees that MS may, in its sole discretion, change the Billing Type for this Product to Type II upon prior written notice to COMPANY.

(52) (a) The Chinese (Simplified) language versions of MS-DOS are available with only simplified Chinese character fonts licensed from a third party. COMPANY acknowledges that such fonts may differ in quality and characteristics to Chinese character fonts available in other Microsoft Products.

(b) The Chinese (Simplified) language versions of MS-DOS are available only through selected Authorized Replicators as specified by MS. From time to time, MS shall provide an updated list of Authorized Replicators through which the Chinese (Simplified) language version of this Product is available.

(c) The packaging for the Chinese (Simplified) language version of this Product distributed with Customer Systems within or to the PRC shall be clearly marked in both English and simplified Chinese, "Not for distribution or use outside the People's Republic of China".

(99) COMPANY may grant end user organizations which acquire at least fifty (50) units of Customer Systems ("End User Organizations") the right to install Customer Systems either from a network or from a master CD Supplied by the COMPANY and will not be required to provide product manual and certificate of authenticity, but only if the following conditions are satisfied:

(a) COMPANY and the End User Organization enter into a written agreement (hereinafter "Volume Purchase Agreement") that requires such End User
Organization:

     (i) to comply with obligations substantially the same as those imposed on COMPANY by Sections 6(a)(ii), 6(b), 7(a), 7(c), 14, and 17(b) of the Business Terms Document;

     (ii) to cease installation of Product software upon notice from COMPANY or MS of the termination or expiration of this License Agreement, or suspension of any license rights for such Product(s);

     (iii) to provide monthly reports to COMPANY which shall specify by Product, the number of copies of each Product installed by the End User Organization during the most recent month; and

     (iv) to pay MS or COMPANY's attorneys' fees if COMPANY or MS employs attorneys to enforce any rights arising out of the Volume Purchase Agreement.

                                       6
                                  CONFIDENTIAL

Microsoft License Agreement for Desktop Operating System Products, #5110550216-5 dated October 1, 1998, between MICROSOFT LICENSING, INC. and INSIGNIA SOLUTIONS, INC.

(b) The Volume Purchase Agreement shall name MS as a third party beneficiary of the Volume Purchase Agreement with respect to (MS) Product software and that MS shall have the right to enforce the terms and conditions of the Volume Purchase Agreement (including without limitation the ability to audit the End User Organization in accordance with Section 14(b) of the Business Terms Document as they relate to MS Product software.

(c) COMPANY shall maintain at its principal office proper records and entries which specify by End User Organization, Product, the number of copies of each Product installed by each End User Organization authorized to exercise any rights or COMPANY pursuant to this Agreement; and

(d) Within thirty (30) days after request by MS, COMPANY shall provide MS with a list of End User Organization authorized to exercise installation rights pursuant to this License Agreement, and shall provide MS with a true, correct and complete copy of any Volume Purchase specifically requested by MS, or at the option of COMPANY, a written summary of the terms of the Volume Purchase Agreement in sufficient detail for MS to determine whether such agreement complies with the requirements of this additional Provision
     (99)(a), and such other information about the End User Organization as MS may reasonably request. Upon request by MS, COMPANY shall promptly notify MS of the termination, expiration or significant modification of the terms of such Volume Purchase Agreement(s).

(e) COMPANY shall provide reasonable assistance and cooperation to remedy any material non-compliance with the terms of this Section 6(c) by any End User Organization.

(f) Notwithstanding the definition of Customer System in Section I (d) of the Business Terms Document and below, for purposes of the distribution of the Product under this License Agreement only, the term "Customer System" shall mean COMPANY's SoftWindows X emulation software.

(g) This Product may be distributed through retail channels directly to end users only. It must be individually shrinkwrapped and not combined with any other product.



                                CUSTOMER SYSTEMS

COMPANY's Customer Systems shall be the assembled computer systems described in the table below which (i) are configured for use only by a single user; (ii) are designed to use a video display and keyboard; and (iii) include at least a CPU, a motherboard, a power supply, a hard disk drive (except if the Product software is installed in ROM), and a case. Each listed Customer System must have a unique model line name, model name, or model number which COMPANY uses both internally (in COMPANY's books and records) and externally (on the Customer System case and packaging). For each Product which COMPANY chooses to license for distribution with the listed Customer System, the letter "s" or "c" in the relevant box indicates whether COMPANY is licensing the Product on a "per system" or "per copy" basis, respectively. New models may be added by agreement of the parties.

At COMPANY's option, for purposes of administrative convenience, COMPANY may designate models by model line or series (e.g., "Jaguar model line", "Jaguar Pro series", "Jaguar Pro 750 model line", "Jaguar Pro 950 series", etc.). Customer Systems defined by model line or series shall include all present models which include the designated model line or series name, (e.g., "Jaguar Pro model line" includes Jaguar Pro, Jaguar Pro 950, Jaguar Pro S, etc.; "Jaguar series" includes Jaguar, Jaguar Pro, Jaguar Pro 950, Jaguar S400, etc.; "Jaguar Pro 950 series" includes Jaguar Pro 950, Jaguar Pro 955, etc.).

In the event that COMPANY designates models by model line or series in this Exhibit C, then COMPANY may elect to include as Customer System(s) new models in the model line or series by including any such new model(s) on its royalty report for the reporting period in which each such new model is first distributed with the Product. Unless otherwise agreed to by the parties prior to COMPANY's first distribution of a new model with the Product, each such new model designated on a royalty report shall be licensed for the remainder of the term of the License Agreement on the same basis (i.e., per system or per copy) as the other models in the model line or series and shall bear the applicable royalty set forth in this Exhibit C. Any new model in the model line or series which is not included in a royalty report as a licensed Customer System (and is thus not licensed for the applicable Product) must have a unique model number or model name used for internal and external identification purposes which distinguishes it from any model which COMPANY has designated previously as a Customer System.

Product Number Key:


Item #              Legal Name
2076                Microsoft-Registered Trademark- Windows-Registered Trademark-Desktop Family



Royalty Basis Key: C = per copy; S = per system; if Product box is blank in the Customer System Table below, such Product is not licensed for distribution with the listed Customer System.

                              CUSTOMER SYSTEM TABLE

Model Name/Model Number  Processor            2076
SoftWindows 95           PENTIUM OR           S
                         COMPARABLE

SoftWindows 98           PENTIUM OR           S
                         COMPARABLE


SoftWindows NT           PENTIUM OR           S
                         COMPARABLE


                                       7
                                  CONFIDENTIAL

Microsoft License Agreement for Desktop Operating System Products, #5110550216-5 dated October 1, 1998, between MICROSOFT LICENSING, INC. and INSIGNIA SOLUTIONS, INC.

COMPANY hereby represents and warrants that the names and numbers indicated in the Model Name or Model Number column in the table above accurately denote the actual designation used by COMPANY to identify the listed models (on the Customer System case and in COMPANY's internal books and records).







                                       8
                                  CONFIDENTIAL

Microsoft License Agreement for Desktop Operating System Products, #5110550216-5 dated October 1, 1998, between MICROSOFT LICENSING, INC. and INSIGNIA SOLUTIONS, INC.

                                    EXHIBIT D
                           BRAND NAMES AND TRADEMARKS

           COMPANY AND COMPANY SUBSIDIARIES BRAND NAMES AND TRADEMARKS

If COMPANY Customer Systems are marketed, licensed, or distributed under COMPANY's or COMPANY Subsidiaries' brand names and trademarks which do not include COMPANY's name, those brand names and trademarks must be listed below:



                     THIRD PARTY BRAND NAMES AND TRADEMARKS

If COMPANY Customer Systems are marketed, licensed, or distributed by a third party under brand names and trademarks which do not include COMPANY's name, those brand names, trademarks and model names used for the Customer Systems by a third party must be listed below. Certain Products may NOT be marketed or distributed under any third party brand names or trademarks. Such Products are indicated in the applicable Exhibit(s) C.








                                       9
                                  CONFIDENTIAL

Microsoft License Agreement for Desktop Operating System Products, #5110550216-5 dated October 1, 1998, between MICROSOFT LICENSING, INC. and INSIGNIA SOLUTIONS, INC.

                                   EXHIBIT N2

                              ADDITIONAL ADDRESSES

COMPANY:

BILL TO:
Controller
INSIGNIA
41300 Christy Street
Fremont, CA 94538-3115
USA

Telephone:   510 360-3786
Fax:    510 360-3704
E-mail:




SHIP TO:
Controller
INSIGNIA
41300 Christy Street
Fremont, CA 94538-3115
USA

Telephone:   510 360-3786
Fax:    510 360-3704
E-mail:








                                       10
                                  CONFIDENTIAL

Microsoft License Agreement for Desktop Operating System Products, #5110550216-5 dated October 1, 1998, between MICROSOFT LICENSING, INC. and INSIGNIA SOLUTIONS, INC.

                     MICROSOFT GENERAL OEM BUSINESS TERMS

                      #5110550206 dated October 1, 1998

          with Insignia Solutions, Inc., a corporation of Delaware, USA

OVERVIEW.
This General OEM Business Terms document ("Business Terms Document") sets forth general business terms and conditions that the parties contemplate will apply to any License Agreement(s) (as hereinafter defined) that Microsoft Licensing, Inc., a Nevada, U.S.A. corporation ("MS") and the company specified above ("COMPANY") may enter into between the date first set forth above and October 31, 2001. This Business Terms Document does not grant any license rights to any MS products. This Business Terms Document shall have no force or effect except if and as incorporated into a License Agreement by agreement of the parties.

1. DEFINITIONS.

(a) "Associated Product Materials" or "APM" shall mean a certificate of authenticity, an end user license agreement, a product registration card, and/or other materials designated by MS from time to time which COMPANY may acquire from an Authorized Replicator.

(b) "Authorized Replicator" shall mean a third party approved by MS from which COMPANY may acquire Product(s) reproduced in accordance with MS specifications. MS shall provide COMPANY with a list of Authorized Replicators and shall notify COMPANY from time to time of changes to the list.

(c) "COMPANY Subsidiary" shall mean a company listed in Exhibit X, in which, on a class by class basis, more than fifty percent (50%) of the stock entitled to vote for the election of directors is directly owned by COMPANY, but only so long as such ownership exists.

(d) "Customer System" shall mean COMPANY's computer system product(s) described in the Exhibit(s) C to the License Agreement for the Product. Unless otherwise expressly specified in the applicable Exhibit C, a Customer System shall be an assembled computer system which (i) is configured for use only by a single user; (ii) is designed to use a video display and keyboard; and (iii) includes at least a CPU, a motherboard, a hard disk drive, a power supply, and a case. Unless otherwise provided in applicable Exhibits C or D to the License Agreement, Customer Systems shall be marketed and distributed only under a brand name which includes COMPANY's name.

(e) "EULA" shall mean the end user license agreement for the Product which shall consist of the applicable license and warranty terms for the specific Product as determined by MS. The EULA shall be available from the Authorized Replicator.

(f) "Initial Term" shall mean the term of the License Agreement as set forth in the Term section of the License Agreement as of the License Effective Date. The Initial Term shall not include any extension to the term of the License Agreement unless expressly agreed in writing by the parties.

(g) "License Effective Date" shall mean date specified as such in the License Agreement.

(h) "License Agreement(s)" shall mean the separate License Agreement(s) between MS and COMPANY, which set forth the specific license and terms for specific Product(s), and which reference this Business Terms Document.

(i) "MSCORP" shall mean Microsoft Corporation, a Washington, U.S.A.
corporation.

(j) "Period" shall mean a period described in Exhibit B to the License Agreement, if any, such as the "First Period."

(k) "Preinstalled Product Software" shall mean the Product software installed in ROM or on a hard disk in accordance with the terms and conditions of the License Agreement and the instructions contained in the Product Deliverables.

(1) "Product" shall mean the copyrighted and/or patented MS product(s) (including, where applicable, Product software in object code form, Product end user documentation, APM, and Product hardware) identified in the Exhibit(s) C to the License Agreement(s). Only those Product(s) for which Customer Systems and royalty rate(s) or, in the case of Product hardware, price(s) are specified in the applicable Exhibit C to the License Agreement are licensed under the License Agreement.

(m) "Product Deliverables" shall mean (i) Product software in object code form, if applicable, (ii) installation utilities and related documentation, if applicable; (iii) a single copy of Product end user documentation; (iv) one or more units of Product hardware, if applicable, and (v) any other deliverables identified in Exhibit C to the License Agreement or otherwise identified by MS as Product Deliverables.

(n) "Product Release" shall mean a release of Product which MS designates as a change in the digit(s) to the left of the decimal point in the Product version number [(x).xx] or a change in the annual identifier (e.g., 96 or 1996). Any Product for which no version designation is listed in the applicable Exhibit C to the License Agreement shall be deemed to be version " I.O."

(o) "Reporting Period" shall mean the interval described in the Royalty Reports and Payments Section of the License Agreement for which COMPANY shall submit its royalty reports and payments.

(p) "Supplement" shall mean a release of a supplement to, or replacement of, any portion of Product as MS may provide to COMPANY from time to time.

(q) "Suppliers" shall mean any and all entities (e.g., MSCORP) which license or otherwise supply MS with Products or portions thereof for redistribution and sublicense by MS.

(r) "Update Release" shall mean a release of Product which MS designates as an increase in the digit(s) to the right of the tenths digit in the Product version number [x.x(x)].

(s) "Version Release" shall mean a release of Product which MS designates as an increase in the tenths digit in the Product version number [x.(x)x].

2.    PRODUCT TERMS.

(a) Nothing in this Section shall be construed to be a grant of license with respect to any Product. Any such rights will be granted only if and as specified in the License Agreement.

(b) With respect to Supplements, MS may grant to COMPANY one or more non-exclusive, limited additional rights, including without limitation, those set forth in Exhibit F hereto, in a "Supplement Addendum" for such Supplement. If COMPANY decides to exercise any such additional rights granted for a particular Supplement, COMPANY shall fully comply with all of the terms and conditions of the applicable Supplement Addendum, regardless of whether the particular terms of the Supplement Addendum are described in Exhibit F.

  (c) (i) COMPANY shall distribute Product end user documentation as set forth in the License Agreement. In the event that MS designates some portion of the Product end user documentation as optional, COMPANY shall make one (1) copy of

                                  CONFIDENTIAL

      Business Terms Document
such optional documentation available to the licensed end user of the Product software either: (A) inside the Customer System package with the Product software, hardware and required Product documentation, as applicable; or (B) directly through an MS authorized fulfillment source in accordance with MS then current specifications for fulfillment of Product end user documentation. Product end user documentation shall not be available through any other COMPANY distribution channel.

 (ii) COMPANY may provide Product software on external media (i.e., diskette or CD-ROM) to licensed end users of the Product software to replace a copy of Product software originally distributed by COMPANY in accordance with the License Agreement which is defective in media or reproduction directly through an MS authorized fulfillment source in accordance with MS then current specifications for fulfillment of Product software replacement media. Product software replacement media shall not be available through any other COMPANY distribution channel.

(iii) MS shall provide COMPANY from time to time with a list of fulfillment sources authorized by MS.

(d) If COMPANY distributes the Product software (other than as Preinstalled Product Software), COMPANY shall distribute the Product software on separate media (e.g., separate diskettes, CD-ROM disc, etc.) from other products.

(e) COMPANY shall place Product packages inside Customer System packages and install Product software on the hard disk drive or ROM of a Customer System solely on COMPANY premises by COMPANY employees.

(f) COMPANY shall not reverse engineer, decompile or disassemble any Product except as permitted by applicable law without the possibility of contractual waiver. COMPANY acknowledges that information on interoperability of the Product with other products is readily available. Except as necessary to install Preinstalled Product Software, COMPANY may not reproduce Product or any part of Product Deliverables. COMPANY shall make no use of Product Deliverables except as described in the License Grant Section of the License Agreement.

(g) COMPANY shall adapt the EULA as may be required by the laws of any non-U.S.A. jurisdiction in which COMPANY distributes the Product. COMPANY may use its name in place of references to "PC Manufacturer" and/or "Manufacturer" in the EULA. Any printed EULA for the Product distributed by COMPANY must be identical to the on screen EULA presented to the end user during Product setup, if any.

(h) COMPANY agrees that it shall not distribute Product software or documentation in encrypted form, except as otherwise specifically provided in the License Agreement.

(i) COMPANY acknowledges that MS may refuse to fill COMPANY's orders for Product, and/or require the Authorized Replicator to refuse to fill orders for Product, in quantities beyond those which, in MS opinion, COMPANY will be able to distribute, or make timely payment for, in compliance with the terms of the License Agreement. COMPANY further acknowledges that MS may suspend COMPANY's license rights under the License Agreement, refuse to fill COMPANY's orders for Product, and/or require Authorized Replicator to refuse to fill COMPANY's orders if (i) COMPANY or any COMPANY Subsidiary fails to comply with any provision of the License Agreement or any other agreement between COMPANY or any COMPANY Subsidiary and MS, or if (ii) Product licensed to COMPANY is available other than inside Customer System package.

(j) If the License Agreement grants to COMPANY the right to grant license rights to COMPANY Subsidiaries, COMPANY hereby irrevocably and unconditionally guarantees each COMPANY Subsidiary's compliance with the terms and conditions of the License Agreement(s). COMPANY agrees that it shall be jointly and severally liable with each COMPANY Subsidiary for any breach of the terms and conditions of the License Agreement by a COMPANY Subsidiary. At least thirty (30) days prior to exercising any license rights or receiving any confidential information under any License Agreement, each COMPANY Subsidiary shall execute and deliver to MS the COMPANY Subsidiary Agreement in the item indicated in Exhibit X. Subsidiaries of COMPANY (or any other entities) which distribute Customer Systems received fully assembled and packaged with Product in accordance with the License Agreement from COMPANY or COMPANY Subsidiaries need not be listed on Exhibit X as COMPANY Subsidiaries.

3.     PAYMENT AND REPORTING.

(a) COMPANY shall pay and report to MS in accordance with the terms of the License Agreement, subject to the following basic payment and reporting terms.

(b) COMPANY shall pay MS the initial payment amount(s) ("Initial Payment Amount(s)"), if any, specified in Exhibit(s) C of each License Agreement upon signing of such License Agreement. Provided COMPANY has complied with all material terms and conditions of the License Agreement(s), such Initial Payment Amount(s), after deduction, by set off or otherwise, of any outstanding amounts or obligations due to MS, will be refunded to COMPANY within forty-five (45) days of COMPANY's final royalty report and payment under the License Agreement. COMPANY may not recoup the Initial Payment Amount(s) against royalties due to MS or payments made to any Authorized Replicator.

(c) (i) Royalties and prices exclude any charges by Authorized Replicator for units of Product or APM ordered by COMPANY. Royalties and prices also exclude any taxes, duties, fees, excises or tariffs imposed on any of COMPANY's or COMPANY's Subsidiaries' activities in connection with the License Agreement. Such charges, taxes, duties, fees, excises or tariffs, if any, shall be paid by COMPANY. In the event COMPANY fails to accrue any royalties due MS under a License Agreement prior to its termination or expiration, MS may charge COMPANY an administrative fee for each License Agreement in the amount of ten thousand dollars (US$1O,000.00).

  (ii) Per unit prices/royalties in a License Agreement are given on an "FCA" or "Free Carrier" (MS shipping point) basis (per Incoterms, 1990 edition), and exclude shipping and handling charges.

  (iii) For Product(s) specified in the applicable Exhibit C to the License Agreement as licensed on a "per system" basis, COMPANY shall pay MS the royalty set forth in the applicable Exhibit C to the License Agreement for each Customer System distributed or placed in use by or for COMPANY (or, in case of Type I Products, the number of units of Product acquired by COMPANY, whichever is greater). For Product(s) specified in the applicable Exhibit C to the License Agreement as licensed on a "per copy" basis, COMPANY shall pay MS the royalty rates set forth in the applicable Exhibit C to the License Agreement for each unit of Product licensed, distributed, or placed in use by, or for, COMPANY (or, in case of Type I Products, the number of units of Product acquired by COMPANY, whichever is greater). For Product(s) specified in the applicable Exhibit C to the License Agreement as licensed on a "per unit" basis, COMPANY shall pay MS the royalty/price set forth in the applicable Exhibit C to the License Agreement for each unit of Product acquired by COMPANY.

  (iv) In addition, COMPANY shall pay MS the Localization Additional Royalty or, in the case of Product hardware, the Localization Additional Price specified in Exhibit(s) C to the

                                       2
                                  CONFIDENTIAL

Microsoft General OEM Business Terms Document #5110550206-2 dated October 1, 1998 between MICROSOFT LICENSING, INC. and INSIGNIA SOLUTIONS, INC.

License Agreement, if any, for each unit of non-U.S.A. English version of Product distributed, placed in use or acquired by or for COMPANY.

 (v) Where multiple "Releases" (i.e., Update Releases, Version Releases, or Product Releases), language versions, or media versions (e.g., MS-DOS and MS-DOS ROM) of a Product are licensed for the same Customer Systems, COMPANY may distribute only one (1) unit of Product hardware, and only one (1) copy of Product software in addition to one (1) copy of Preinstalled Product Software in one (1) language and Release for use with each such Customer System. COMPANY shall pay MS the amount applicable to the Release and language version shipped. Any Customer System licensed on a per system basis for more than one Update Release or Version Release of a Product, but distributed without Product, shall bear the base royalty for the most recent Release of Product licensed.

 (vi) If, at any time, MS becomes aware of any distribution of Product in violation of the License Agreement, or if COMPANY cannot properly account, in accordance with Section 14(a), for any units of Product acquired by COMPANY then, without limiting MS' remedies, MS may charge COMPANY for each such unit of Product, the Default Charge specified for such Product in the applicable Exhibit C to the License Agreement. COMPANY shall pay any such amounts within thirty
(30) days of the date of MS' invoice.

(d) In the event income taxes are required to be withheld by any non-U.S.A. government on payments to MS required hereunder, and provided that COMPANY promptly delivers to MS an official receipt for any such taxes withheld or other documents necessary to enable MS to claim a U.S.A. Foreign Tax Credit, COMPANY may deduct such taxes from the amount owed MS and shall pay them to the appropriate tax authority. COMPANY will make certain that any taxes withheld are minimized to the extent permitted by the applicable law.

(e) (i) Type I Products): For each Product identified as Type I in Exhibit C to the License Agreement, COMPANY agrees that the following additional payment provisions shall apply:

    (A) MS shall invoice COMPANY each month during the term of the License Agreement for Product royalties based on reports from MS authorized third party service provider(s) (e.g., Authorized Replicators or other service provider(s)) concerning shipments of such Product(s) to or on behalf of COMPANY. MS' billing of COMPANY, based on reports from third party service provider(s), shall not relieve COMPANY of any payment obligations under the License Agreement. COMPANY shall make payments to MS within thirty (30) days of the date of MS invoice.

    (B) If in any calendar month during the term of the License Agreement, (1) COMPANY identifies any discrepancies in MS' invoice(s) received during such month, or (2) COMPANY distributes Customer Systems licensed for any Product(s) on a "per system" basis without such Product(s), COMPANY shall submit a report to MS within fifteen (15) days after the end of such month, and fifteen (15) days after termination or expiration for the final full or partial month. Any such reports shall be in the format specified by MS from time to time and shall designate the number of each Customer System licensed on a per system basis distributed without Product, together with the name and version number(s) of the licensed Product(s) and/or specific details of any discrepancy. MS will invoice COMPANY for any additional royalties due or, subject to MS verification, credit COMPANY's account after review of any such report(s).

    (C) If, upon termination or expiration of the License Agreement, COMPANY his inventory of any licensed Product(s) under such License Agreement, COMPANY shall submit a report detailing such Product(s) in inventory including the number of units, name(s), version number(s), and other information as MS may request.

    (D) After COMPANY submits the inventory report described in subsection (C) above and provided COMPANY has complied with all terms and conditions of the License Agreement, including without limitation Section 11 below, the following shall apply. Those royalties corresponding only to that portion of Product inventory consisting of the latest available Product Release and for which a royalty previously had been paid to MS will be credited by MS to COMPANY's account, after deduction, by setoff or otherwise, of any outstanding amounts or obligations due to MS.

    (E) MS or its authorized representatives may inspect COMPANY's premises, books and records to verify COMPANY's credit request in subsections (C) and (D) above. COMPANY shall provide such additional documentation as MS may reasonably request to support and verify such request.

    (F) If COMPANY has inventory of Product(s) acquired under another OEM license agreement and for which COMPANY has not paid a royalty to MS as of the License Effective Date of the applicable License Agreement for such Product, COMPANY shall submit a report indicating the number of such units in inventory within thirty (30) days of the License Effective Date of such License Agreement. In the event that MS and COMPANY agree that COMPANY may distribute such units under such License Agreement, MS shall invoice COMPANY at the royalty rate in such License Agreement for such Product(s). COMPANY shall pay such royalties within thirty (30) days of the date of MS invoice. COMPANY shall thereafter be deemed licensed to distribute such Product(s) under the terms of the License Agreement.

 (ii) Type II Product(s): For each Product identified as Type II in Exhibit(s) C to the License Agreement, COMPANY agrees that the following additional payment provisions shall apply:

      (A) COMPANY shall make royalty reports to MS within fifteen (15) days after the end of each calendar month during the term of the License Agreement, and fifteen (15) days after termination or expiration for the final full or partial month thereof. MS shall invoice COMPANY for Product royalties. COMPANY shall make consolidated (i.e., on behalf of COMPANY and COMPANY Subsidiaries) payments to MS as specified in the attached Exhibit NI within thirty (30) days of the date of MS invoice.

      (B)In the event that COMPANY's report is not received by MS within the above-specified period, COMPANY authorizes MS to bill COMPANY, and COMPANY shall pay MS, based on reports submitted to MS by the MS authorized third party service provider(s) for the subject reporting period and, at MS' option, for all subsequent reporting periods during the term of the License Agreement. MS' billing of COMPANY based on reports submitted by third party service provider(s) shall not relieve COMPANY of any reporting or payment obligations under the License Agreement.

      (C) COMPANY's royalty reports shall be in the royalty report format in Exhibit R or other format as MS may provide from time to time and shall specify royalties for each Product and language version described in Exhibit(s) C to the License Agreement.

                                       3
                                  CONFIDENTIAL

Microsoft General OEM Business Terms Document #5110550206-2 dated October 1, 1998, between MICROSOFT LICENSING, INC. and INSIGNIA SOLUTIONS, INC.

     (D) If, upon termination or expiration of the License Agreement, COMPANY has inventory of any licensed Product(s), COMPANY shall submit a report detailing Product(s) in inventory including the number of units, names, version number(s), and other information as MS may request.

  (iii) Type III Product(s): For each Product identified as Type III in Exhibit(s) C to the License Agreement, COMPANY agrees that the following additional payment provisions shall apply:

        (A) COMPANY shall order units of Product from MS. COMPANY's orders must be in writing and each order must be for the minimum number of units of Product and in the increments specified in the applicable Exhibit(s) C to the License Agreement for Product orders. Orders may be submitted only by COMPANY and/or COMPANY Subsidiaries. COMPANY's order shall clearly indicate the quantity, version number, and part number, if applicable, of Product being ordered. Unless otherwise specified by MS in writing, COMPANY's order shall be accompanied by payment at the unit price identified in Exhibit(s) C to the License Agreement. COMPANY's order payment shall be:

      (1) made payable to the order of MS;

      (2) in the amount of all monies due for such order; and

      (3) submitted by wire transfer as specified in Exhibit N1.

      Orders received without the required payment will not be processed. MS, in its sole discretion and upon written notice to COMPANY, may instead require COMPANY to remit payment to an intermediary at the time of delivery of the order to COMPANY.
        (B) COMPANY's orders shall be sent at least thirty (30) days prior to the requested delivery date to the address listed for Product orders in the License Agreement. MS may, with prior notice to COMPANY, elect to specify a different address to which COMPANY shall send its Product orders. COMPANY shall not submit purchase orders via electronic mail until COMPANY has completed and returned to MS a Purchase Order by Electronic Mail Authorization Form in the form available from MS.
        (C) If MS does not require payment at time the order is submitted, (i) COMPANY hereby grants MS a purchase money security interest in the Product and shall, upon request of MS, execute any and all documents to protect and perfect MS' security interest as MS may request; and (ii) payment shall be due in accordance with the terms set forth by MS when credit is granted.
        (D) MS or its Suppliers may, without prior notice to COMPANY, elect to cancel the production of Product. In such instances, any monies paid by COMPANY to MS for unfilled orders of Product will be returned to COMPANY. MS shall make reasonable efforts to notify COMPANY in advance of any such cancellation.

    (iv) Any Product(s) for which a billing Type is not specified in Exhibit(s) C to the License Agreement shall be deemed to be a Type II Product, unless otherwise specified in the License Agreement.

(f) (i) No additional royalty or price shall accrue for multiple copies of a given release of Product software distributed with a Customer System as permitted under the License Grant Section of the License Agreement (e.g., (1) one copy of Preinstalled Product Software and one (1) copy of Product software on external media).

    (ii) No royalty shall accrue to MS for a commercially reasonable number of units of Product software (A) used by COMPANY solely for testing systems; or (B) shipped to replace copies detective in media or reproduction, provided that such replacement copies are distributed in accordance with Section 2(c)(ii) at no charge to the end user, except for COMPANY's reasonable cost of materials and shipping and handling costs: or unopened returned Product for the month reported, not to exceed 8% of total monthly shipments as per the royalty report.

    (iii) If in any calendar month COMPANY assigns any units of Product software for COMPANY's internal testing as provided in subsection (f)(ii) above, COMPANY shall make a report to MS within fifteen (15) days after the end of such month. and fifteen (15) days after termination or expiration for the final full or partial month. Such report shall be in the format specified by MS from time to time and shall designate the number of such Product software units assigned to testing along with, for any Authorized Replicator Product units used for testing, the corresponding certificate of authenticity number for each such unit. MS will issue a credit to COMPANY's account for any royalties paid for such units after MS' review and verification of COMPANY's report.

(g) If the License Agreement includes Minimum Commitment Payments, the following shall apply to such License Agreement:

    (i) Minimum commitment and royalty payments made in one Period may not be applied to minimum commitment payment obligations in another Period. Minimum commitment and royalty payments made under one License Agreement may not be applied to or recouped by minimum commitment payment obligations under any other License Agreement.

    (ii) The amount by which cumulative royalties during a Period exceed minimum commitment amounts then payable for the same Period under a License Agreement shall be calculated as of the end of each Reporting Period and the excess amount shall be referred to as "Excess Royalties". Excess Royalties shall be paid to MS in accordance with Subsection 3(e) above. Excess Royalties shall be applied under a License Agreement to reduce future minimum commitment payment(s) payable during the Period in which such Excess Royalties accrue.

    (iii) To the extent that cumulative minimum commitment payments during a Period exceed cumulative royalties for such Period under a License Agreement, such excess shall be known as "prepaid royalties" and shall be recoupable against future royalties under a License Agreement only during the Initial Term of the License Agreement and only for the Product(s) licensed therein. Prepaid royalties are not recoupable against payments made to Authorized Replicator.

    (iv) Once COMPANY has accepted any release of Product pursuant to Section 4 above, minimum commitment payments are not refundable.

    (v) Any amounts credited to COMPANY in accordance with Section 3(e)(i)(D) above, shall be limited to those royalties for which COMPANY's payments constituted Excess Royalties under the terms of the License Agreement.

    (vi) Each minimum commitment amount shall be payable on the date specified in Exhibit B to the License Agreement.

(h) If the License Agreement does not include Minimum Commitment Payments, the following shall apply to such License Agreement. If in any three monthly reporting periods during the term of the License Agreement (whether or not consecutive), COMPANY's reported shipments of the applicable Customer Systems (for Product licensed on a per system basis) or Product (for Product licensed on a per copy basis), respectively, are twenty percent (20%) or more below COMPANY's estimated monthly volume specified in the Product table in the applicable Exhibit C. COMPANY and MS shall negotiate an increase in the royalty rate(s) to reflect COMPANY's lower shipment volumes. If, for any reason,

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MS and COMPANY are unable to agree upon new royalty rate(s) within thirty
(30) days after the date COMPANY'S royalty report is due for the third such low-volume month, COMPANY'S royalty rate(s) for each Product included in the volume estimate accompanying the royalty rate shall increase by twenty percent (20%). Such increased royalty rate(s) shall be in effect for the remainder of the term of the License Agreement commencing with the monthly reporting period following the third low-volume month. Provided, however, that if COMPANY's reported monthly volume returns to or exceeds the original estimated monthly volume for any three (3) consecutive months thereafter, COMPANY's royalty rate(s) shall be restored to the rate(s) specified in the Product table in the applicable Exhibit C commencing with the monthly reporting period following such three (3) consecutive months,

(i) (i) All reports submitted by COMPANY under this Section 3 shall be (A) consolidated (i.e., on behalf of COMPANY and COMPANY Subsidiaries), (B) sent as specified in the attached Exhibit N1; and (C) certified as complete and correct and signed by a duly authorized officer or director of COMPANY.

    (ii) A copy of COMPANY's reports shall be sent to MS electronically or via facsimile in addition to the original copy sent in accordance with Exhibit N1.

    (iii)In the event that COMPANY's report is not received by MS within the applicable time specified above, a five percent (5.00%) late reporting charge shall be added to COMPANY's invoice.

(j) (i) All payments made by COMPANY under this Section 3 shall be: (A) consolidated (i.e. on behalf of COMPANY and COMPANY subsidiaries); and (B) sent as specified in the attached Exhibit N1.

    (ii) A ten percent (10.00%) late charge and a one percent (1.00%) monthly finance charge will be assessed on all amounts that are past due, including receipts for foreign taxes withheld.

(k) COMPANY shall provide MS with a copy of its U.S.A. state resale exempt certificate, if applicable, with the initial License Agreement which references this Business Terms Document when it is returned for signature by MS. If COMPANY is located in a jurisdiction which utilizes Value Added Tax or sales tax numbers ("VAT Number") for tax identification purpose, COMPANY's VAT Number shall be provided in the attached Exhibit N1.

(l) Upon request by MS, COMPANY will provide MS with COMPANY's current audited financial statements.

4.     DELIVERY AND LIMITED WARRANTY.

(a) For each Product licensed under a License Agreement referencing this Business Terms Document, MS shall deliver, or cause to be delivered. Product Deliverables to COMPANY.

(b) MS and its Suppliers shall have no liability for failure to deliver Product Deliverables by any particular date. COMPANY shall not distribute for revenue any release of any language version of a Product until MS delivers Product Deliverables to COMPANY identified by MS as final Product Deliverables and MS advises its OEM customers generally that Customer Systems may be distributed with such release of language version of Product.

(c) Product Software. (i) MS warrants that Product software conforms substantially to the Product end user documentation.

    (ii) If Product software fails to conform substantially to the Product end user documentation, then within thirty (30) days after MS' delivery to COMPANY of Product Deliverables for each release of Product licensed hereunder, COMPANY may report such deviations from end user documentation ("Deviations") to MS in writing. If COMPANY reports any Deviations prior to acceptance, then MS shall have sixty (60) days to correct such Deviations. Upon delivery of a corrected release of Product to COMPANY, COMPANY shall have thirty (30) days in which to reject the Product software for failure to conform substantially to the Product end user documentation.

    (iii) If COMPANY does not report Deviations within the applicable period described in Section 4(c)(ii) above, or if COMPANY distributes the Product to a customer for revenue, COMPANY shall be deemed to have accepted the Product. If MS fails to correct Deviations prior to acceptance, then as COMPANY's sole remedy COMPANY may terminate the License Agreement with respect to such release of Product,

(d) Product Hardware, (i) MS warrants to COMPANY that each unit of Product hardware furnished under the License Agreement will, at the time of shipment. be free from defects in materials and will conform to the Product end user documentation. COMPANY shall be deemed to have accepted the Product hardware unless COMPANY provides written notice of non-conformance as provided below.

    (ii) COMPANY's remedy and MS' obligation under this limited warranty shall be limited to, at MS' election, (1) return of the Product hardware for credit to COMPANY's account; or (2) repair or replacement of any defective Product hardware.

    (iii) This limited hardware warranty applies only if:

      (A) written notice of non-conformance and request for return authorization is received by MS at the address specified for return authorization requests in the License Agreement within thirty (30) days after shipment to COMPANY;

      (B) after MS' authorization, the Product hardware is returned to MS or its designee; and

      (C) after examination, MS determines to its satisfaction that the Product hardware is non-conforming,

    (iv) Any repair or replacement shall not extend the original warranty period. This limited warranty shall not apply to Product hardware which MS determines has been subject to misuse, neglect, improper installation, repair, alteration, or damage either by COMPANY or another.

    (v) COMPANY may return, in accordance with and subject to 4(d)(i) above, an entire shipment of Product hardware which fails to meet an Acceptable Quality Level of.65 under a Level II, Normal, Single sampling plan as described in the then current US Military Standard Sampling Procedures (MIL-STD-105E).

    (vi) Additionally, if, within thirteen (13) months after shipment of the Product hardware to COMPANY, Product hardware is found to be defective by COMPANY's end user customer when used with the COMPANY Customer System with which Product hardware was shipped, COMPANY may return the Product hardware to MS for repair or replacement pursuant to the terms and conditions of the warranty section of the EULA provided that:

    (A) COMPANY confirms that the Product hardware failure occurs while in use with the original COMPANY Customer System with which Product hardware was shipped;

    (B) COMPANY confirms that the Product hardware failure is not related to a failure of COMPANY's Customer System;

    (C) COMPANY makes reasonable efforts to verify the Product hardware failure is not related to an end users failure to clean or maintain the Product hardware with reasonable care;

    (D)written notice of nonconformance and request for return authorization is received by MS at the address specified for return authorization requests in the License Agreement within thirteen (13) months after shipment of such Product hardware by MS to COMPANY,

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    (E) after MS' authorization, the non-conforming Product hardware is returned to MS or its designee;

    (F) after examination, MS determines to its satisfaction that the Product hardware is non-conforming; and

    (G) any repair or replacement shall not extend the original warranty period. This limited warranty shall not apply to Product hardware which MS determines has been subject to misuse, neglect, improper installation, repair, alteration, or damage either by COMPANY or another.

(e) Product may be returned for (at MS' option) credit, repair, or replacement only in the event of a breach of the above limited warranties. No returns will be allowed for any other reason. COMPANY shall be responsible for all freight and other charges in connection with delivery of repaired or replaced Product to COMPANY and COMPANY's end user customers.

(f) MS makes no warranty with respect to defects in replication, media or other materials acquired from Authorized Replicator(s); any warranty for such materials shall be provided by the Authorized Replicator(s).

5.     DEFENSE OF INFRINGEMENT CLAIM.

(a) MS shall defend COMPANY against, and pay the amount of any adverse final judgment (or settlement to which MS consents) resulting from, third party claim(s) (hereinafter "Indemnified Claims") that: (i) the Product(s) infringe any copyright enforceable in any Included Jurisdictions (defined in Section 5(d), below); or (ii) the Product name(s) or trademark(s) ("Mark(s)") infringe any trademark rights enforceable in the Included Jurisdictions; provided MS is notified promptly in writing of the Indemnified Claim and has sole control over its defense or settlement, and COMPANY provides reasonable assistance in the defense of the same.

(b) In the event MS receives information concerning an intellectual property infringement claim (including an Indemnified Claim) related to the Product(s) or Mark(s), MS may at its expense, without obligation to do so, either (i) procure for COMPANY the right to continue to distribute the alleged infringing Product or Mark; or (ii) replace or modify the Product or Mark to make it non-infringing, and in which case, COMPANY shall thereupon cease distribution of the alleged infringing Product or Mark.

(c) MS and its Suppliers shall have no liability for any intellectual property infringement claim (including an Indemnified Claim) based on COMPANY's (i) manufacture, distribution, or use of any Product or Mark after MS' notice that COMPANY should cease manufacture, distribution, or use of such Product or Mark due to such a claim; or (ii) combination of a Product with any other product, program or data; or (iii) adaptation or modification of any Product. For all claims described in this Section 5(c), COMPANY shall indemnify and defend MS and its Suppliers from and against all damages, costs and expenses, including reasonable attorneys' fees.

(d) MS and its Suppliers shall have no obligation to COMPANY for any Indemnified Claims which arise outside the geographical boundaries of the United States, Canada, Australia, Japan, the European Union, and Norway ("Included Jurisdictions").

6. ADDITIONAL TERMS.

(a) COMPANY shall: (i) contractually obligate (e.g., by contract, invoice or other written instrument) all distributors, dealers and others in its entire distribution channels to comply with the License Grant Section of the License Agreement; (ii) deliver copies of such contracts (or relevant portions thereof) to MS upon request; (iii) promptly discontinue distribution of Product to any such distributor, dealer or other in its distribution channel which does not comply with the License Grant Section; and (iv) cooperate with MS in investigating instances of distribution of Product which does not comply with the License Grant Section.

(b) (i) COMPANY shall acquire all components of each unit of Product software and documentation to be distributed with a Customer System (i.e., APM. Product end user documentation, and Product software on external media, as applicable) from a single Authorized Replicator and in a single package or stock keeping unit. Provided, however, this shall not preclude COMPANY from acquiring separate units of Product from multiple Authorized Replicators.

    (ii) All orders placed with MS or Authorized Replicators, and payments to the Authorized Replicators, shall be made by COMPANY or COMPANY Subsidiaries. Shipments made by or for MS and Authorized Replicators may be delivered only to locations owned or controlled by COMPANY, COMPANY Subsidiaries or, if applicable, Third-Party Installers, as defined in any attached Exhibit 1. COMPANY hereby certifies that all addresses to which COMPANY or COMPANY Subsidiaries request Product delivered shall comply with the forgoing requirement.

(c) (i) Where COMPANY distributes Preinstalled Product Software, COMPANY shall place a notice over either the Customer System power switch in the "off" position or the power inlet connector which informs the end user that turning on the Customer System indicates acceptance of the terms of the EULA. COMPANY may use an alternative procedure, subject to MS review and approval, provided that (i) the end user is required to take some affirmative action to use or install the Product software, such as breaking a seal; (ii) the end user is advised that taking such action indicates acceptance of the terms and conditions of the EULA; and (iii) the end user has the opportunity to read the EULA and the applicable warranty in its entirety before taking such action.

(ii) If COMPANY enters registration information on behalf of end users in the boxes provided for any on-screen end user registration process for the Product software, COMPANY shall not enter its own name or make any other false or fictional registrations. COMPANY may not (i) relieve end users of their obligations to enter Certificate of Authenticity ("COA") registration numbers in the on-screen end user registration process and to reply to on-screen end user license agreement inquiries or (ii) insert COA registration numbers or reply to end user license agreement inquiries for or on behalf of end users.

(d) (i) The License Agreement does not include technical support by MS to COMPANY, its distributors, dealers or end users. Technical support may be available from MS, MSCORP or their subsidiaries pursuant to a separate agreement.

    (ii) COMPANY shall provide end user support for the Product(s) under terms and conditions at least as favorable to the end user as the terms under which COMPANY provides support for COMPANY's Customer Systems to end users generally, but %vhich in no event shall be less than commercially reasonable end user support. COMPANY further shall provide end users with telephone customer support and to prominently display its customer support telephone number for such assistance in or on Customer System documentation.

(e) COMPANY shall not advertise or otherwise market the Product(s) as separate items, but shall clearly indicate in all marketing materials relating to the Product(s) and Customer System(s) that the Product(s) are available only as part of a Customer System. COMPANY shall not publish or otherwise mark a separate price for the Product(s).

(f) COMPANY agrees that it will preinstall and begin shipment of the most current licensed release of Product (i.e., Product Release,

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Version Release, Update Release or Supplement) on all licensed
Customer System models which are distributed on or after the sixtieth
(60th) day (or an earlier date, at COMPANY's option) following MS' shipment of the corresponding Product Deliverables for such release. Provided, however, if shipment of the Product Deliverables from MS occurs between September 1st and October 31st of a given calendar year, COMPANY agrees that it will begin shipment of most current licensed release of Product no later than February 1st of the following year.

7.     INTELLECTUAL PROPERTY NOTICES.

(a) COMPANY will not remove, modify, or obscure any copyright, trademark, patent, or mask work notices that appear on the Product as delivered to COMPANY. COMPANY recognizes that MS or its Suppliers may seek patent registration for the Product.

(b) COMPANY shall market the Product only under the Product name(s) and version number for such Product provided to COMPANY. COMPANY shall use the appropriate trademark, product descriptor and trademark symbol (either "-TM-" or "-Registered Trademark-" and clearly indicate MS' or its Suppliers' ownership of its trademark(s) whenever the Product name is first mentioned in any advertisement, brochure or in any other manner in connection with the Product. COMPANY shall not, at any time, use any name or trademark confusingly similar to an MS or its Suppliers' trademark, trade name and/or product name. COMPANY shall undertake no action that will interfere with or diminish MS' or its Suppliers' right, title and/or interest in MS' or its Suppliers' trademark(s), trade name(s) or Product name(s). COMPANY shall, upon request, provide MS samples of all COMPANY marketing literature which uses Product name(s) or otherwise describes the Product.

(c) COMPANY shall not use or display any MS or Supplier logo (i.e., including without limitation any stylized representation of the Microsoft name used by MS or MSCORP) in its materials or packaging, except as provided by separate written agreement with MS or its Supplier.

8.     PROHIBITION AGAINST ASSIGNMENT AND SUBLICENSE OF LICENSE AGREEMENT(S).

The License Agreement(s), and any rights or obligations thereunder, shall not be assigned or sublicensed by COMPANY (by contract, merger, operation of law, or otherwise) except to COMPANY Subsidiaries if and as provided in the License Agreement(s).

9.     TERM OF LICENSE AGREEMENT(S).

Each License Agreement shall have its own term as defined therein.

10.    DEFAULT AND TERMINATION.

(a) The non-defaulting party may terminate the License Agreement if any of the following events of default occur: (i) if either party materially fails to perform or comply with any provision of the License Agreement; (ii) if COMPANY manufactures or distributes any MS or MSCORP product which is not properly licensed under the License Agreement or another valid agreement with MS, MSCORP, or an MS or MSCORP licensee; (iii) if Product is available other than inside the COMPANY's Customer System package; (iv) if COMPANY becomes insolvent, enters bankruptcy, reorganization, composition or other similar proceedings under applicable laws, whether voluntary or involuntary, or admits in writing its inability to pay its debts, or makes or attempts to make an assignment for the benefit of creditors; or (v) upon default or continuing default by COMPANY under any License Agreement or other agreement between COMPANY and MS or MSCORP.

(b) Termination due to breach of Sections 2, 6(e), 8, 13, 14(a), 14(c) of this Business Terms Document (if and to the extent incorporated into the License Agreement) or of the License Grant Section, or (if applicable) Exhibit S of the License Agreement shall be effective upon notice to the defaulting party. Termination due to Section 10(a)(iv) shall be effective upon notice or as soon thereafter as is permitted by applicable law. At the option of the non-defaulting party, termination due to a breach of any provision of the License Agreement may be effective upon notice to the defaulting party if such party has received two (2) or more previous notices of default during the term of the License Agreement (whether or not such previous defaults have been cured). In all other cases, termination shall be effective fifteen (15) days after notice of default to the defaulting party if the defaults have not been cured within such period.

(c) In the event of COMPANY's default, MS may terminate the License Agreement in its entirety or as to any individual Product(s). Termination of the License Agreement as to any particular Product(s) will not affect the terms and conditions of the License Agreement as they apply to the other Product(s) licensed under the License Agreement.

11.    OBLIGATIONS UPON TERMINATION.

(a) Within ten (10) days after the earlier of termination or expiration of the License Agreement, COMPANY shall: (i) at MS' direction, either (A) deliver to MS, (B) deliver to a third party authorized by MS for destruction at COMPANY's expense, or (C) destroy, at COMPANY's expense, all units of Product and all Product Deliverables; and (ii) provide written notice to MS signed by an officer or director certifying that COMPANY has fulfilled the applicable 11(a)(i) requirement. COMPANY and each COMPANY Subsidiary may, however, retain one (1) unit of each Product for support purposes only. Except as expressly provided in Section 3(e), there shall be no refund, credit, or adjustment for amounts paid for Product(s) returned to MS in accordance with this Section 11(a).

(b) Termination of the License Agreement as a result of COMPANY's default shall result in acceleration of COMPANY's obligation to pay all sums COMPANY contracted to pay under the License Agreement, (including minimum commitment payments described in Exhibit B to the License Agreement, if such License Agreement includes minimum commitment payments.)

(c) Upon termination or expiration of the License Agreement, all of COMPANY's license rights therein shall cease and COMPANY shall cease all distribution of Product. Sections 5, 12, 13, 14, 15 and 16 of this Business Terms Document and Section S1(d) of Exhibit(s) S to the License
Agreement(s), if applicable, shall survive termination or expiration of the License Agreement.

12.    LIMITATION OF LIABILITY AND REMEDY.

(a) Total liability of MS and its Suppliers to COMPANY under the License Agreement, including Sections 4 and 5 above, shall be limited to one hundred percent (100.00%) of the amount having actually been paid by COMPANY to MS under the License Agreement. COMPANY releases MS and its Suppliers from all obligations, liability, claims or demands in excess of the limitation.

(b) The rights and remedies granted to COMPANY under Sections 4 and 5 constitute COMPANY's sole and exclusive remedy against MS, its Suppliers, and their officers, agents and employees for any and all claims arising in connection with the Product(s) or the Product Deliverables, including but not limited to claims regarding MS' duties to correct any Deviations, MS' delivery of Product(s) or Product Deliverables, or indemnification or contribution from MS with respect to any infringement of the rights of a third party, whether arising under statutory or common law or otherwise.

(c) SECTION 4 CONTAINS THE ONLY WARRANTIES MADE BY MS OR ITS SUPPLIERS. ANY AND ALL OTHER WARRANTIES OF ANY KIND WHATSOEVER,

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INCLUDING THOSE FOR NON-INFRINGEMENT OF INTELLECTUAL PROPERTY,
MERCHANTABILITY AND/OR FITNESS FOR A PARTICULAR PURPOSE, ARE EXPRESSLY EXCLUDED. NEITHER MS NOR ITS SUPPLIERS MAKES ANY WARRANTY THAT THE PRODUCT WILL OPERATE PROPERLY ON ANY CUSTOMER SYSTEM(S). COMPANY AGREES MS AND ITS SUPPLIERS SHALL NOT BE LIABLE FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, ECONOMIC OR PUNITIVE DAMAGES EVEN IF MS AND/OR ITS SUPPLIERS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

(d) (i) As partial consideration for the rights granted to COMPANY under the License Agreement(s), COMPANY agrees not to (A) sue, or (B) bring, prosecute, assist or participate in any judicial administrative or other proceedings of any kind against MS, its Suppliers, their subsidiaries, or their licensees (including without limitation OEM customers and end users) for infringement of COMPANY Patents (as defined below) which occurs during the Immunity Period (as defined below) on account of the manufacture, use, sale or distribution of:

     1) Any releases of the Product(s) licensed to COMPANY under the License Agreement, except as otherwise provided in subsection (iii), below; or

     2) Future releases of the Product(s), or replacement or successor product(s) to the Product, to the extent such future releases or replacement or successor product(s) use or embody inventions used or embodied in a version of such Product(s) licensed to COMPANY under the License Agreement.

(ii) "COMPANY Patents" as used in this subsection 12(d) means all patents throughout the world, other than design patents or the equivalent, owned or acquired by COMPANY for inventions made prior to termination or expiration of the License Agreement, or for which COMPANY has or acquires rights prior to the termination or expiration of the License Agreement. The "Immunity Period" shall commence upon the first to issue and shall terminate upon the last to expire, of any of the COMPANY Patents (in any jurisdiction).

(iii) In the event that MS provides COMPANY a new release of a Product under the License Agreement, and COMPANY determines that such new release uses or embodies inventions not used or embodied in a prior release of the Product licensed to COMPANY thereunder, COMPANY may elect to not license such new release by so notifying MS in writing within sixty (60) days after its receipt and prior to COMPANY's shipment of such new release. COMPANY's election under this paragraph shall not affect COMPANY's obligations above with respect to any prior release(s) of the Product licensed under the License Agreement.

(iv) In the event COMPANY assigns COMPANY Patents or rights to enforce COMPANY Patents, COMPANY shall require as a condition of any such assignment that the assignee agree to be bound bv the provisions of this Section 12(d).

13. NONDISCLOSURE AGREEMENT.

COMPANY shall keep confidential: the Product Deliverables; the terms and conditions of any License Agreement (including this Business Terms Document as incorporated in a License Agreement) and any other non-public information (including, without limitation: any and all MS and MSCORP product pricing information, the terms and conditions of any proposed (or actual) license agreement or other agreement concerning MS and MSCORP products, license negotiations, as well as any information or correspondence relating to released or unreleased MS and MSCORP software or hardware products, the marketing or promotion of any MS and MSCORP product. and MS' and MSCORP's business policies or practices) and know-how disclosed to COMPANY by MS or MSCORP or any of their subsidiaries. However, COMPANY may disclose the terms and conditions of the License Agreement, the Business Terms Document and any other agreements or proposed agreements in confidence to its immediate legal and financial consultants as required in the ordinary course of the COMPANY's business.

14.    AUDITS AND INSPECTIONS.

(a) During the term of the License Agreement and for three (3) years thereafter, COMPANY shall keep all usual and proper records and books of account, and all usual and proper entries relating to each Product licensed sufficient to substantiate the number of copies of Product acquired, distributed or otherwise disposed of by or for COMPANY, and the number of Customer Systems distributed by or for COMPANY. COMPANY shall maintain on COMPANY premises such records for itself and for each COMPANY Subsidiary which exercises or has exercised rights under the License Agreement.

(b) In order to verify statements issued by COMPANY and COMPANY's compliance with the terms of the License Agreement, MS may cause (i) an audit to be made of COMPANY's and/or COMPANY's Subsidiaries' books and records; and/or (ii) an inspection to be made of COMPANY's and/or COMPANY's Subsidiaries' facilities and procedures. Any audit and/or inspection shall be conducted during regular business hours at COMPANY's and/or COMPANY's Subsidiaries' facilities, with or without notice. Any audit shall be conducted by an independent certified public accountant selected bv MS (other than on a contingent fee basis).

(c) COMPANY shall provide MS' designated audit or inspection team access to the relevant COMPANY's and/or COMPANY's Subsidiaries' records and facilities.

(d) Prompt adjustment shall be made to compensate for any errors or omissions disclosed by such audit. Any such audit shall be paid for by MS unless material discrepancies are disclosed. "Material" shall mean: (i) a breach of the License Grants section of the License Agreement; or (ii) for reporting or payment discrepancies, the lesser of Ten Thousand Dollars (US$10,000.00) or five percent (5%) of the amount that was reported under the License Agreement. If material discrepancies are disclosed, COMPANY shall pay MS for the costs associated with the audit. Further, COMPANY shall pay MS an additional royalty of twenty-five percent (25%) of the applicable royalty on Exhibit(s) C to the License Agreement for each unit COMPANY failed to report that is in excess of five percent (5%) of the number of units actually reported by COMPANY under the License Agreement. In no event shall audits be made more frequently than semi-annually unless the immediately preceding audit disclosed a material discrepancy.

15. CONTROLLING LAW; ATTORNEYS'FEES.

(a) The License Agreement, including this Business Terms Document if and to the extent incorporated therein, and all matters relating thereto shall be construed and controlled by the laws of the State of Washington, and COMPANY consents to jurisdiction and venue in the state and federal courts sitting in the State of Washington. Process may be served on either party in the manner set forth in Section 16 for the delivery of notices or by such other method as is authorized by applicable law or court rule.

(b) If either MS or COMPANY employs attomeys to enforce any rights arising out of or relating to the License Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees, costs and other expenses.

16. NOTICES. All notices, authorizations, and requests in connection with the License Agrccment(s) shall be addressed as stated in attached

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Exhibit NI (or to such other address as the party to receive the notice or request so designates by written notice to the other) and shall be deemed given on the day they are (i) deposited in the U.S.A. mails, postage prepaid, certified or registered, return receipt requested; or (ii) sent by air express courier, charges prepaid.

17.      GENERAL.

(a) COMPANY agrees that it will not export or re-export Product to any country, person, entity or end user subject to U.S.A. export restrictions. COMPANY specifically agrees not to export or reexport Product (i) to any country to which the U.S.A. embargoes or restricts the export of goods or services, which as of December 31, 1996 includes, but is not necessarily limited to: Cuba, Iran, Iraq, Libya, North Korea, Sudan and Syria, or to any national of any such country who COMPANY knows intends to transmit or transport the product(s) back to such country; (ii) to any end-user who COMPANY knows will utilize Product in the design, development or production of nuclear, chemical or biological weapons; or (iii) to any end-user who has been prohibited from participating in U.S.A. export transactions by any federal agency of the U.S.A. government.

(b) Neither this Business Terms Document nor any License Agreement subsequently presented to COMPANY shall constitute an offer by MS; any License Agreement(s) shall not be effective until signed by both parties. Upon execution by both parties, the License Agreement (including this Business Terms Document as incorporated in such License Agreement) signed by both parties shall constitute the entire agreement between the parties with respect to the subject matter thereof and merges all prior and contemporaneous communications. Neither this Business Terms Document nor any License Agreement shall be modified except by a written agreement signed on behalf of COMPANY and MS by their respective duly authorized representatives. Any statement appearing as a restrictive endorsement on a check or other document which purports to modify a right, obligation or liability of either party shall be of no force and effect.

(c) Neither the Business Terms Document, the License Agreement(s), nor any terms and conditions contained in such documents, shall be construed as creating a partnership, joint venture or agency relationship or as granting a franchise.

(d) If any provision of the License Agreement or license of any particular Product shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions and license for remaining Product(s), as applicable, shall remain in full force and effect.

(e) No waiver of any breach of any provision of the License Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof, and no waiver shall be effective unless made in writing and signed by an authorized representative of the waiving party.

(f) COMPANY shall, at its own expense, promptly obtain and arrange for the maintenance of all non-U.S.A. government approvals, if any, and comply with all applicable local laws and regulations as may be necessary for COMPANY's performance under the License Agreement.

(g) Product may be imported, distributed, or sold in or to a country or territory only if allowed by, and in compliance with, all applicable laws and regulations of such country or territory as well as all terms and conditions of the License Agreement. COMPANY acknowledges that versions of certain Products not localized for a specific market may be prohibited or subject to import and distribution procedures or restrictions under such laws and regulations. By way of example only, as of July 1, 1997, the U.S.A. English version of Microsoft Excel 97 cannot be distributed to or for use in India, and games, entertainment products and products with substantial amounts of video, graphics or similar content may be prohibited or subject to specific import procedures under laws of the People's Republic of China. COMPANY agrees to indemnify MS and its Suppliers from and against all damages, costs and expenses (including reasonable attorneys' fees) incurred by MS or its Suppliers in connection with any and all claims, demands or actions arising from COMPANY's importation or distribution of a Product in or to a country or territory not in compliance with the laws and regulations of such country or territory.

(h) Any Product which COMPANY distributes or licenses to or on behalf of the United States of America, its agencies and/or instrumentalities (the "Government"), shall be provided with RESTRICTED RIGHTS in accordance with DFARS 252.227-7013(c)l(ii), or as set forth in the particular department or agency regulations or rules, or particular contract which provide MS equivalent or greater protection.

18. EXHIBITS.

The following Exhibits are part of this Business Terms Document:

Exhibit F - Supplement Rights
Exhibit I - Third Party Installers
Exhibit L - Language Versions Key
Exhibit N1 - Addresses
Exhibit R - Sample Royalty Report
Exhibit X - Company Subsidiaries

The terms of the attached Exhibit(s) shall supersede any inconsistent terms contained in this Business Terms Document.




                                       9

                                  CONFIDENTIAL

Microsoft General OEM Business Terms Document #5110550206-2 dated October 1, 1998, between MICROSOFT LICENSING, INC. and INSIGNIA SOLUTIONS, INC.

MICROSOFT LICENSING, INC.               INSIGNIA SOLUTIONS, INC.

/s/ David Kaye                          /s/ S M Ambler
------------------------------          ------------------------------
By (Signature)                          By (Signature)

David Kaye                              Stephen Ambler
------------------------------          ------------------------------
Name (Print)                            Name (Print)

OEM Accounting Manager                  Chief Financial Officer, VP, Secretary
------------------------------          ------------------------------
Title                                   Title

October 29, 1998                        25 September 1998
------------------------------          ------------------------------
Date                                    Date


                                        ------------------------------
                                           COMPANY's seal or "chop"



                                        ------------------------------








                                       10
                                  CONFIDENTIAL

Microsoft General OEM Business Terms Document #5110550206-2 dated October 1, 1998 between MICROSOFT LICENSING, INC. and INSIGNIA SOLUTIONS, INC.

                                   EXHIBIT F
                              SUPPLEMENT RIGHTS

The purpose of this Exhibit is to set forth additional license rights and related restrictions which may apply to Supplement(s) as may be provided by MS from time to time. The actual additional license rights and related restrictions for each Supplement shall be identified in the "Supplement Addendum" for each such Supplement. The license rights shall be royalty-free and, except as specified in the applicable Supplement Addendum, shall be subject to the terms and conditions of the License Agreement. COMPANY's license rights to Supplement(s) shall expire the earlier of; (i) termination or expiration of COMPANY's license rights to the Product to which the Supplement corresponds; or (ii) termination or expiration of the License Agreement.

1.   "Reproduction Rights", if granted, shall mean:

(a) Reproduce, in accordance with specifications provided by MS, the Supplement software in object code form on external media (i.e., diskette or CD-ROM) and end user documentation for the Supplement, if any.

(b) Reproduce Product names and Product trademarks on packaging, labels, and end user documentation for the Supplement subject to the following restrictions:

     (1) COMPANY's labeling and packaging for the Supplement shall clearly indicate that the Supplement is a supplement to and/or replacement of the Product provided by COMPANY for use on COMPANY's Computer Systems:

     (ii) COMPANY will cause to appear on the container and labels of Supplement the copyright, trademark and patent notice(s), as they appear on the applicable release of Product Deliverables: and

     (iii) COMPANY's name and/or trademarks shall not be displayed in relation to Product name in a manner which suggests that COMPANY's name and/or trademarks are part of the Product name. COMPANY's name and/or trademarks shall be displayed on the packaging and disk labels more prominently than the name "Microsoft".

2. "Distribution on External Media with Customer Systems Rights", if granted, shall mean:

(a) Distribute one (1) copy of the Supplement software, reproduced in accordance with the reproduction rights granted for such Supplement, with each of COMPANY's licensed Customer Systems to be distributed with Product subject to the following conditions:

     (i) COMPANY shall include with each copy of the Supplement a EULA addendum which shall be substantially similar to the EULA addendum included with the Supplement as delivered by MS, except that it shall be adapted as may be required by the laws of any non-U.S.A. jurisdiction in which COMPANY distributes the Supplement.

3.   "Distribution to Existing End Users Rights", if granted, shall mean:

(a) Distribute one (1) copy of the Supplement software, as acquired from an Authorized Replicator if available, or reproduced in accordance with the reproduction rights, if any, granted for such Supplement, to licensed end users of COMPANY's Customer Systems originally distributed with the Product, subject to the following conditions:

     (i) The Supplement shall be distributed directly from COMPANY or an MS-authorized fulfillment source:

     (ii) COMPANY shall include with each copy of the Supplement a EULA addendum which shall be substantially similar to the EULA addendum included with the Supplement as delivered by MS, except that It shall be adapted as may be required by the laws of any non. U.S.A. jurisdiction in which COMPANY distributes the Supplement, and

     (iii) COMPANY shall offer the Supplement at no charge except that COMPANY may charge its reasonable cost of materials and shipping and handling costs.

4.   "Distribution via Bulletin Boards Rights", if granted, shall mean:

(a) Post and maintain the object code version of the Supplement on COMPANY's point to point communication link by modem (not Internet) bulletin board comer(s) ("BBS") for distribution to end users of COMPANY's Customer Systems originally distributed with Product, subject to the following conditions:

     (i) COMPANY shall ensure that each copy of the Supplement includes a EULA addendum which is substantially similar to the EULA addendum included with the Supplement as delivered by MS, except that it shall be adapted as may be required by the laws of any non-U.S.A. jurisdiction in which COMPANY distributes the Supplement: and

     (ii)   COMPANY shall offer the Supplement at no charge to end users.

5.   "Distribution via Internet Link Rights", if granted, shall mean:

(a) Create and maintain a link on COMPANY'S Internet home page(s) to MS' copy of the Supplement on MS' Internet home page(s), at the Universal Resource Locator(s) listed in the Supplement Addendum.

6.   "Distribution via Internet Page Rights", if granted, shall mean:

(a) Post and maintain the object code version of the Supplement on COMPANY's home page(s) on the Internet for distribution to end users of COMPANY's Customer Systems originally distributed with Product, subject to the following conditions:

     (i) COMPANY shall include with each copy of the Supplement a EULA addendum which is substantially similar to the EULA addendum included with the Supplement as delivered by MS, except that it shall be adapted as may be required by the laws of any non-U.S.A. jurisdiction in which the Supplement is distributed: and

     (ii)   COMPANY shall offer the Supplement at no charge to end users.

7. "Other Rights", if granted, and restrictions shall be as set forth In the applicable Supplement Addendum.

                                       11
                                  CONFIDENTIAL

Microsoft General OEM Business Terms Document #5110550206-2 dated October 1. 1998 between MICROSOFT LICENSING, INC. and INSIGNIA SOLUTIONS, INC.

                                  EXHIBIT 1
                   COMPANY USE OF THIRD PARTY INSTALLERS

Except as expressly provided in this Exhibit 1, COMPANY shall not reproduce, duplicate, copy or otherwise permit the installation of Product software or placement of the Product packages inside Customer System packages except on COMPANY premises bv COMPANY employees. COMPANY may engage a third party installer specifically approved in writing by MS ("Third Party Installer") to install the Preinstalled Product Software for COMPANY on the Customer System hard disk or ROM pursuant to Section 11(a)(i) of the License Agreement,
Section I(k) of the Business Terms Document and/or place the Product packages inside the Customer System packaging in accordance with Section II(a)(ii) of the License Agreement provided that all of the conditions listed below are and remain satisfied.

  (a) COMPANY shall provide MS with the name, address, and business profile in the English language (including years in business, ownership profile, tradenames used, nature of principle business activities, and summary of any prior experience with installation or replication of MS products) of any Third Party Installer COMPANY intends to engage for installation of the Product(s) at least sixty (60) days before COMPANY intends to have the Third Party Installer begin work for COMPANY. The Third Party Installer must be approved in writing by MS prior to beginning work.

  (b) COMPANY shall enter into a written agreement with the Third Party Installer (hereinafter "Installation Agreement") that expressly provides that MS is a third party intended beneficiary of the Installation Agreement with rights to enforce such agreement, and that requires the Third Party Installer:

         (1) to comply with obligations identical to those imposed on COMPANY by Sections II(a), II(e), II(f) of the License Agreement and Sections 2(b), 2(d), 2(e), 2(f), 2(h), 6(c), 7(a), 11, 13, 14 and 17(a) of the Business Terms
Document;

         (2) to consent to venue and jurisdiction in the state and federal courts sitting in the State of Washington with respect to any action brought by MS to enforce its rights under the Installation Agreement;

         (3) to provide access to Third Party Installer premises to audit or inspection team(s) sent on behalf of MS or COMPANY, with or without notice, in order that such team may perform an audit of the Third Party Installer's books and records and/or an inspection of the Third Party Installer's procedures to determine compliance with the terms of the Installation Agreement and the Business Terms Document;

         (4) to halt reproduction of the Product upon notice from COMPANY or MS of the suspension, termination, or expiration of the License Agreement;

         (5) to distribute the Customer Systems with Preinstalled Product Software only to COMPANY, COMPANY Subsidiaries, and/or COMPANY resellers and distributors on behalf of COMPANY;

         (6) to pay MS' or COMPANY's attorneys' fees if COMPANY or MS employs attorneys to enforce any rights arising out of the Installation Agreement;

         (7) to report to MS, in the form provided by MS, information concerning Products installed including, without limitation, the number of units of each Product installed and/or the number of packages inserted, corresponding COMPANY model name(s), and shipment destination and the number of units of Product packages in inventory; and

         (8) to maintain the inventory of Product packages received from COMPANY or the Authorized Replicator on behalf of COMPANY, if any, separate from inventory of Product packages, if any, in the Third Party Installer's possession for other MS OEMs (including the Third Party Installer, if the Third Party Installer is an MS OEM).

  (c) In order to distinguish each Product package from Product packages of other MS OEMs, prior to delivery of any Product to any Third Party installer, COMPANY shall require the Authorized Replicator to place COMPANY's name on a conspicuous location on each Product package delivered to the Third Party Installer by or on behalf of COMPANY.

  (d) COMPANY shall report to MS within fifteen (15) days of the end of each calendar month, the number of units of each Product which the Third Party Installer shipped (1) to COMPANY or COMPANY's Subsidiaries, or (2) on behalf of COMPANY, to COMPANY's resellers and distributors during such month.

  (e) COMPANY hereby agrees to cease use of any Third Party Installer upon receipt of written notice from MS.

  (f) COMPANY hereby unconditionally and irrevocably guarantees the Third Party Installer's fulfillment of the applicable obligations imposed by the License Agreement and/or the Installation Agreement.

  (g) COMPANY hereby indemnifies MS and its Suppliers for all damages (including attorneys' fees) of any kind in connection with the Third Party lnstaller's activities for COMPANY, including, without limitation, damages resulting from: (1) a breach of the terms of the License Agreement and/or the Installation Agreement, or (2) any and all unauthorized reproduction and/or distribution of any portion of the Product by the Third Party installer.

  (h) Within thirty (30) days of COMPANY's execution of the Installation Agreement with each Third Party Installer, COMPANY shall provide a copy of such agreement to MS at the address for notices specified in Exhibit N of the Business Terms Document. If the Installation Agreement is not completed in the English language, COMPANY shall also provide an accurate and complete English translation thereof.

  (i) COMPANY shall promptly notify MS of the termination, expiration or significant modification of the terms of the Installation Agreement.

  (j) Sections (f), (g), and (h) of this Exhibit 1 shall survive any termination or expiration of this Exhibit 1.

                                       12
                                  CONFIDENTIAL

Microsoft General OEM Business Terms Document #5110550206-2 dated October 1, 1998 between MICROSOFT LICENSING, INC. and INSIGNIA SOLUTIONS, INC.

                                    EXHIBIT I
                              LANGUAGE VERSIONS KEY

The codes listed in the table below are used to describe the corresponding language version for licensed language version(s) in Exhibit C to the License Agreement(s), unless an alternate language key is provided in the Exhibit C. MS may provide COMPANY notice of a revised Language Version Key reflecting additional language version(s) and corresponding code(s) from time to time.


  Code       Language Version                     Code        Language Version
  ----       ----------------                     ----        ----------------
  AF         Afrikaans                            PT          Portuguese
  AR         Arabic                               RO          Romanian
  BG         Bulgarian                            RU          Russian
  CA         Catalan                              SI          Singhalese
  CS         Czech                                SK          Slovak
  DA         Danish                               SL          Slovenian
  DE         German                               SR          Serbian
  EL         Greek                                SV          Swedish
  EN         English (USA)                        TH          Thai
  ES         Spanish                              TR          Turkish
  ET         Estonian                             UK          Ukranian
  EU         Basque                               VI          Vietnamese
  FA         Farsi                                XA          English (Australian)
  FL         Finnish                              XC          Portuguese (Brazilian)
  FR         French                               XD          French (Canadian)
  GL         Galician                             XT          Chinese - Simplified
  HU         Hungarian                            XV          English (Canadian)
  IN         Bahasa                               XX          Spanish (Latin American)
  IT         Italian                              XZ          English (UK)
  IW         Hebrew                               YD          Arabic, French
  JA         Japanese                             YL          Eastern European (English)
  KO         Korean                               YX          Croatian
  LT         Lithuanian                           ZH          Chinese - Traditional
  LV         Latvian                              ZY          Pan European (English)
  NL         Dutch
  NO         Norwegian
  PA         Punjabi
  PL         Polish

                                       13
                                  CONFIDENTIAL

Microsoft General OEM Business Terms Document #5110550206-2 dated
October 1, 1998 between MICROSOFT LICENSING, INC. and INSIGNIA SOLUTIONS, INC.

                                  EXHIBIT N1
                                  ADDRESSES

           COMPANY:                                       MS:
           --------                                       --
NOTICES:                                          NOTICES:
                                                  MICROSOFT LICENSING, INC.
Richard Noling                                    6100 Neil Road
INSIGNIA SOLUTIONS, INC.                          Reno, NV 89511-1132
41300 Christy Street                              U.S.A.
Fremont, CA 64538-3115                            Attn.: General Manager
USA
                                                  With copies to:
Telephone: 510 360-3700                           MICROSOFT CORPORATION
Fax: 510 360-3701                                 One Microsoft Way
E-mail:                                           Redmond, WA 98052-6399 USA
                                                  Attn.: Law & Corporate Affairs
                                                  Re: Microsoft Licensing, Inc. OEM Sales & Marketing
                                                  Fax: +1-425-936-7329

With copy to:                                     MICROSOFT CORPORATION
                                                  One Microsoft Way
Leigh Dworkin                                     Redmond, WA 98052-6399 USA
INSIGNIA SOLUTIONS, INC.                          Attn: Vice President OEM Sales & Marketing
41300 Christy Street                              Re: Microsoft Licensing, Inc. OEM Sales & Marketing
Fremont, CA 94538-3115
USA                                               OTHER CORRESPONDENCE:
                                                  MICROSOFT CORPORATION
Telephone: 510 360-3728                           One Microsoft Way
Fax: 510 360-3705                                 Redmond, WA 98052-6399 USA
E-mail:                                           Attn: OEM Sales & Marketing Department
                                                  Re: Microsoft Licensing, Inc. OEM Sales & Marketing
                                                  Fax: +1-425-936-7329
Ron Workman
INSIGNIA SOLUTIONS, INC.
41300 Christy Street
Fremont, CA 94538-3115
USA

Telephone: 510 360-3822
Fax: 510 360-3702
E-mail:



COMPANY Support
telephone no: 248 594-5252

COMPANY VAT Number:
                               Reports & Payments to MS
Reports:                                          Payments:
--------                                          ---------
Royalty reports shall be made to:                 Payments shall be made by wire transfer to:

      MICROSOFT LICENSING, INC.                        MICROSOFT LICENSING, INC.
      6100 Neil Road                                   c/o NationsBank of Texas, N.A.
      Reno, NV 89511-1132                              Dallas, TX 75202 U.S.A
      U.S.A.                                           ABA# 11100001-2
      Attention: OEM Finance                           SWIFT Code: NBKUS44DAL
      Fax: +1-702-826-0531                             Account # 3750891058

                                                       Regarding: Microsoft OEM Collections


                                       14
                                  CONFIDENTIAL

Microsoft General OEM Business Terms Document #5110550206-2 dated October 1, 1998 between MICROSOFT LICENSING, INC. and INSIGNIA SOLUTIONS, INC.

or to such other address or account as MS may specify from time to time. COMPANY shall ensure that the regarding line stated above, the MS license number for the License Agreement, and the MS invoice number, if any, are specified on each wire transfer payment made pursuant to the License Agreement(s).








                                       15
                                  CONFIDENTIAL

Microsoft General OEM Business Term Document #5110550206-2 dated October 1, 1998 between MICROSOFT LICENSING, INC. and INSIGNIA SOLUTIONS, INC.

                                   EXHIBIT R
                                ROYALTY REPORT


COMPANY NAME: _______________
LICENSE #: __________________
REPORTING PERIOD: ___________
REPORT DUE: _________________

                                                     Prod. 1     Prod.2     Prod.3    Prod.4     Prod.5     Prod.6     Prod.7
                                                     ---------------------------------------------------------------------------


    Customer System

     Model Name or           Product Units/
     Model Number            Royalty Type
--------------------------------------------------------------------------------------------------------------------------------
 1                      "Per System" units
                        "Per Copy" units
--------------------------------------------------------------------------------------------------------------------------------
 2                      "Per System" units
                        "Per Copy" units
--------------------------------------------------------------------------------------------------------------------------------
 3                      "Per System" units
                        "Per Copy" units
--------------------------------------------------------------------------------------------------------------------------------
 4                      "Per System" units
                        "Per Copy" units
--------------------------------------------------------------------------------------------------------------------------------
 5                      "Per System" units
                        "Per Copy" units
--------------------------------------------------------------------------------------------------------------------------------
 6                      "Per System" units
                        "Per Copy" units
--------------------------------------------------------------------------------------------------------------------------------
 7                      "Per System" units
                        "Per Copy" units
--------------------------------------------------------------------------------------------------------------------------------
 8                      "Per System" units
                        "Per Copy" units
--------------------------------------------------------------------------------------------------------------------------------
 9                      "Per System" units
                        "Per Copy" units
--------------------------------------------------------------------------------------------------------------------------------
10                      "Per System" units
                        "Per Copy" units
--------------------------------------------------------------------------------------------------------------------------------
      SUMMARY
--------------------------------------------------------------------------------------------------------------------------------
      Total Units       "Per System" units           0           0          0         0          0          0         0
                        "Per Copy" units             0           0          0         0          0          0         0
--------------------------------------------------------------------------------------------------------------------------------
      Enter the number of localized version
      units shipped for each Product
--------------------------------------------------------------------------------------------------------------------------------


                                       16
                                  CONFIDENTIAL

Microsoft General OEM Business Terms Document #5110550206-2 dated
October 1, 1998 between MICROSOFT LICENSING, INC. and INSIGNIA
SOLUTIONS, INC.

                                  EXHIBIT R
                                 (Continued)
                                 Dollar Recap


-------------------------------------------------------------------------------------------------------------
Product 1
-------------------------------------------------------------------------------------------------------------
"Per System" Activity                                       "Per Copy" Activity
                                            Amount                                                     Amount
      Units      Royalty      Quantity       Due                 Units    Royalty        Quantity        Due
      -----      -------      --------      ------               -----    -------        --------      ------
1 to          0    $0.00         0           $0.00         1 to           0   $0.00          0          $0.00
                   $0.00                                                      $0.00
        +          $0.00                                           +          $0.00
                              --------                                                   -------
                                 0                                                           0
-------------------------------------------------------------------------------------------------------------
-----------------------------------------------------
Localized Version Activity
                                            Amount
                  Royalty     Quantity       Due
                  -------     --------      ------
                    $0.00        0           $0.00                  Product Total                       $0.00
----------------------------------------------------                -----------------------------------------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Product 2
-------------------------------------------------------------------------------------------------------------
"Per System" Activity                                       "Per Copy" Activity
                                            Amount                                                     Amount
      Units      Royalty      Quantity       Due                 Units      Royalty      Quantity        Due
      -----      -------      --------      ------               -----      -------      --------      ------
1 to          0    $0.00         0           $0.00         1 to           0   $0.00          0          $0.00
                   $0.00                                                      $0.00
        +          $0.00                                           +          $0.00
                              --------                                                   -------
                                 0                                                           0
-------------------------------------------------------------------------------------------------------------
-----------------------------------------------------
Localized Version Activity
                                            Amount
                  Royalty     Quantity       Due
                  -------     --------      ------
                    $0.00        0           $0.00                  Product Total                       $0.00
----------------------------------------------------                -----------------------------------------
-------------------------------------------------------------------------------------------------------------


Please send report to:                                                        -------------------------------
Microsoft Licensing, Inc.                                                      Total Reported           $0.00
OEM Accounting Services                                                       -------------------------------
FAX: (1) 702-826-0531



-------------------------------------------------------------------------------

The undersigned hereby certifies that he/she is duly authorized by COMPANY to complete this report, that the title listed below is his/her true and correct title, and that this report is complete and correct.

Report completed by:

                       --------------------------------      ------------------
                                  Signature                         Date


                       --------------------------------      ------------------
                             Print name and title              Telephone Number

-------------------------------------------------------------------------------


                                       17
                                  CONFIDENTIAL

Microsoft General OEM Business Terms Document #5110550206-2 dated
October 1, 1998 between MICROSOFT LICENSING, INC. and INSIGNIA SOLUTIONS. INC.

                                   EXHIBIT X

                             COMPANY SUBSIDIARIES

COMPANY Subsidiaries authorized to exercise rights under the License Agreement are:




COMPANY shall provide MS at least thirty (30) days prior written notice of the name and address of each additional COMPANY Subsidiary that COMPANY wishes to add to Exhibit X. Additional COMPANY Subsidiaries may not exercise any rights under the License Agreement(s) until MS approves such request in writing. Each COMPANY Subsidiary, whether listed above or subsequently approved by MS, shall execute and submit to MS a COMPANY Subsidiary Agreement in the form provided below prior to exercising any rights under the License Agreement(s).


      [SAMPLE FORM: To be printed on COMPANY Subsidiary's letterhead.]
                        COMPANY SUBSIDIARY AGREEMENT

    For good and valuable consideration, _____________________, a corporation of __________________________("COMPANY Subsidiary") hereby covenants and agrees with Microsoft Licensing, Inc., a Nevada U.S.A. corporation ("MS") that COMPANY Subsidiary will comply with all obligations of Insignia Solutions, Inc., a corporation of Delaware, USA ("COMPANY") pursuant to all License Agreements between COMPANY and MS that incorporate by reference that certain General OEM Business Terms Document #5110550206 between MS and COMPANY dated October 1, 1998 (the "Business Terms Document").

    COMPANY Subsidiary acknowledges that its agreement herein is a condition for COMPANY Subsidiary to exercise any of the rights sub-licensed by COMPANY to COMPANY Subsidiary pursuant to the terms of the License Agreement(s). COMPANY Subsidiary shall be jointly and severally liable to MS and its Suppliers for all obligations related to COMPANY Subsidiary's exercise of license rights or receipt of confidential information under the License Agreement(s), including but not limited to the payment of royalties for Product.

    Capitalized terms used herein and not otherwise defined shall have the same meaning as in the License Agreement(s).

IN WITNESS WHEREOF, COMPANY Subsidiary has executed this agreement as of the date set forth below. All signed copies of this agreement shall be deemed originals.


---------------------------------------
(COMPANY Subsidiary)

---------------------------------------        ------------------------------
Signature                                      Title

---------------------------------------        ------------------------------
Name (Print)                                   Date


                                       18
                                  CONFIDENTIAL

Microsoft General OEM Business Terms Document #5110550206-2 dated October 1, 1998 between MICROSOFT LICENSING, INC. and INSIGNIA SOLUTIONS, INC.